             D O D G E & C O X                          D O D G E & C O X
             -----------------                          -----------------
                Stock Fund
                                                           Stock Fund
                                                        Established 1965
             www.dodgeandcox.com
       For Fund literature and account
        information, please visit the
              Funds' web site.

              or write or call:

              Dodge & Cox Funds
    c/o Boston Financial Data Services
               P.O. Box 8422
           Boston, Massachusetts
                02266-8422
              (800) 621-3979

             Investment Manager
                 Dodge & Cox
             One Sansome Street
                 35th Floor
           San Francisco, California
                 94104-4443
              (415) 981-1710

     This report is submitted for the
        general information of the
         shareholders of the Fund.
       The report is not authorized
     for distribution to prospective
      investors in the Fund unless
      it is accompanied by a current
                prospectus.

         This report reflects our
      views, opinions and portfolio
       holdings as of December 31,
      2002, the end of the reporting
     period. The information provided
   is not a complete analysis of every
     aspect of any industry, security
    or the Fund. The Fund's portfolio                  38th Annual Report
   composition may change depending on                  December 31, 2002
     market and economic conditions.
    Although historical performance is                        2002
     no guarantee of future results,
       these insights may help you                      -----------------
        understand our investment                       -----------------
          management philosophy.                        -----------------

12/02 SF AR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

In 2002 the Dodge & Cox Stock Fund had a total return of -10.5%, compared to the -22.1% total return for the S&P Index (S&P 500). Longer-term results are reported on the next page. The Fund's absolute return was disappointing; nevertheless we were pleased to have declined less than the S&P 500 in the bear market. After declining for three consecutive years, the annualized total return over the past five years (includes the rise and fall of the speculative market) for the S&P 500 is -0.6% compared to the Fund's annualized total return of 7.6%. This unusually large difference in returns is the result of the dramatic demise of the bull market of the late-90s. The Stock Fund was not invested in what we regarded as the more speculative, high-valuation securities in the market and consequently avoided more of the market's decline. As we've emphasized in the past shareholder letters to you: the Fund's unusually
                                                   --------------------
favorable relative performance is not likely to be repeated. The reason is that
-----------------------------------------------------------
as the historically high valuations placed on many of the companies in the S&P 500 have come down, the gap between these highly valued companies and the lowest valued companies has narrowed. With the valuation gap now narrowed we have found new opportunities, including some among the previously highly valued companies.

At year-end, the Fund had total assets of $14 billion and a cash position of nearly 6%. The share price of the Fund dropped from $100.51 at the end of 2001 to $88.05 on December 31, 2002. In addition, during the year, the Fund distributed income dividends of $1.51 per share, short-term capital gain of $0.01 per share and long-term capital gain of $0.41 per share.

2002 Performance Review
The primary reason the Fund declined less than the S&P 500 in 2002 was the Fund's avoidance of highly valued technology stocks, which lost significant market value in 2002. Other important elements contributing to comparative performance were the Fund's holdings in the industrial and finance sectors, which outperformed their counterparts in the S&P 500. The Fund's underweight position in consumer staples companies hurt relative performance.

The large decline for the stock market was widespread as every sector of the S&P 500 generated negative returns in 2002. The performance of the Fund was negative as positive returns were generated in only one sector: consumer staples. More than half of the stocks in the portfolio went down in price, with large declines in Avaya (-89%), Kmart (-83%), TXU Corp. (-59%) and Schering-Plough (-36%). What is our process when the share price of a holding changes significantly? We revisit the company's future earnings and cash flow prospects in relation to the new valuation and ask ourselves whether we believe it is a good investment looking forward over the next three to five years. Importantly, we try not to be influenced by the stock's trailing price performance. We are convinced that focus on the past price change does not help evaluate the potential for future returns. Finally, we evaluate each situation on a case-by-case basis; for example, we sold the Fund's position in Kmart after it declined dramatically with the filing of Chapter 11 in January 2002, yet we added to Schering-Plough after a significant decline in its stock price.

Strategy
Since equity markets are volatile, short-term forecasts have a high error rate. However, as political and economic uncertainty increases and valuations decline, we believe that attractive long-term investments can be found today. Powerful long-term factors including advances in electronics, communications and pharmaceuticals should create future opportunities. In mid-2000, just 2 1/2 years ago, these sectors enjoyed extraordinary enthusiasm, and as a result, enthusiastic valuations. At that time the technology, media, telecommunications and pharmaceuticals sectors represented 53% of the S&P 500 (compared to 17% in the Stock Fund). Market declines have lowered these sectors' weightings in the S&P 500 to 36% (compared to 26% in the Stock Fund) as of 12/31/02. Today, with valuations much lower, we are investigating companies in these sectors and selectively adding new names, where we believe prices are reasonable when compared to long-term growth prospects. For example, our analysts have found what we believe to be attractive investments in such companies as Akzo Nobel, AT&T, Bristol Myers-Squibb, Comcast, Corning, Hewlett-Packard, and News Corp. We typically mention several significant additions in our quarterly letters to you because they represent our discipline of looking for investments where concerns are heightened and valuations have declined. It takes a persistent, steady effort by our 33-member team of portfolio managers, security analysts and research assistants working together.

1 / Dodge & Cox Stock Fund

--------------------------------------------------------------------------------

Dodge & Cox's Investment Team
Although we are pleased by the Fund's long-term performance, as our long-time shareholders know, there will be periods when our investment approach will be out of favor. Having the confidence to persist in periods of underperformance requires an investment compass. The components of our "compass" include a fundamental research effort, a long-term investment horizon, a strong price discipline and a diversified portfolio. It also requires an experienced and stable team of investment professionals. The Stock Fund is managed by our Investment Policy Committee (IPC), whose ten members' average tenure at Dodge & Cox is 22 years. While the IPC ultimately makes the decisions as to which stocks the Fund should own, the firm's 18 analysts are responsible for advocating investment ideas in their respective industries. The strength of Dodge & Cox is in the collective judgment of our investment professionals, who have worked together through many market environments, consistently applying our investment philosophy. Personnel turnover has been low which is largely attributable to Dodge & Cox being an independent firm, owned entirely by active employees. This stability means that we benefit from the knowledge base that our team continues to build over the years.

In Closing
Max Gutierrez, Jr. retired after over 17 years as an Independent Trustee of the Dodge & Cox Funds. We greatly appreciate his wise counsel and many years of hard work on behalf of the Funds, and we wish him well. We are pleased to welcome Thomas A. Larsen and William F. Ausfahl, who joined the Funds as new Independent Trustees in February 2002.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                             /s/ John A. Gunn
------------------------                       -----------------------
Harry R. Hagey, Chairman                       John A. Gunn, President

January 31, 2003

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through December 31, 2002 (in thousands)

                        [PERFORMANCE GRAPH APPEARS HERE]


                                 Dodge & Cox
                                  Stock Fund      S&P 500
                                  ----------      -------
                   Dec-92          $10,000        $10,000
                   Dec-93           12,505         11,383
                   Dec-94           13,219         11,890
                   Dec-95           17,001         15,869
                   Dec-96           20,298         18,871
                   Dec-97           26,068         25,162
                   Dec-98           27,467         32,350
                   Dec-99           33,017         39,162
                   Dec-00           38,397         35,600
                   Dec-01           41,987         31,381
                   Dec-02           37,562         24,449

- Dodge & Cox Stock Fund $37,562
- S&P 500 $24,449

Average annual total return for periods ended December 31, 2002

                                  1 Year    5 Years  10 Years  20 Years
--------------------------------------------------------------------------------
Dodge & Cox Stock Fund            -10.52%    7.58%    14.15%    15.16%
S&P 500                           -22.10    -0.58     9.35      12.71
--------------------------------------------------------------------------------

For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor's 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                     Dodge & Cox Stock Fund / 2

Fund Information
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $88.05
Total Net Assets (millions)                                              $14,036
30-Day SEC Yield/1/                                                        1.77%
2002 Expense Ratio                                                         0.54%
2002 Portfolio Turnover                                                      13%
Fund Inception Date                                                         1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 22 years.

Stock Characteristics                                               Fund S&P 500
--------------------------------------------------------------------------------
Number of Stocks                                                      83     500
Median Market Capitalization (billions)                               $8      $7
Weighted-Average Market Cap. (billions)                              $18     $77
Price-to-Earnings Ratio/2/                                           13x     16x
Price-to-Book Value                                                 1.6x    2.7x
Foreign Stocks/3/ (% of Fund)                                      11.8%    0.0%

Ten Largest Holdings
--------------------------------------------------------------------------------
Dow Chemical                                                                2.8%
Bank One                                                                    2.7
Schering-Plough                                                             2.6
News Corp. Ltd. Pref. ADR                                                   2.5
Golden West Financial                                                       2.5
Hewlett-Packard                                                             2.4
Comcast                                                                     2.4
FedEx                                                                       2.3
ConocoPhillips                                                              2.2
Xerox                                                                       2.1

Asset Allocation
--------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]
Stocks:                                                                    94.4%
Cash Equivalents:                                                           5.6%

Sector Diversification                                              Fund S&P 500
--------------------------------------------------------------------------------
Consumer Discretionary                                            21.0%    13.1%
Financials                                                        19.2     20.6
Materials                                                         11.7      2.9
Information Technology                                            10.2     14.4
Energy                                                            10.0      6.1
Health Care                                                        8.3     15.1
Industrials                                                        8.0     11.2
Telecommunication Services                                         2.7      4.2
Consumer Staples                                                   1.8      9.5
Utilities                                                          1.5      2.9

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ The Fund's Price-to-earnings (P/E) ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items. The S&P 500's P/E is calculated by Standard & Poor's and uses an aggregated estimate of forward earnings.

/3/  All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments

                                                               December 31, 2002
--------------------------------------------------------------------------------
COMMON STOCKS: 91.9%
--------------------------------------------------------------------------------


SHARES                                                              MARKET VALUE
FINANCIALS: 19.2%
BANKS: 7.5%
10,187,400 Bank One Corp.                                         $  372,349,470
 4,827,000 Golden West Financial Corp.                               346,626,870
 6,797,000 Wachovia Corp.                                            247,682,680
 1,860,000 Wells Fargo & Co.                                          87,178,200
                                                                  --------------
                                                                   1,053,837,220
INSURANCE: 6.5%
 5,842,700 Loews Corp.                                               259,766,442
 6,132,900 St. Paul Companies, Inc.                                  208,825,245
 4,540,000 Torchmark Corp.                                           165,846,200
 6,541,800 UNUMProvident Corp.                                       114,743,172
 1,982,150 Chubb Corp.                                               103,468,230
 1,473,400 MBIA, Inc.                                                 64,623,324
                                                                  --------------
                                                                     917,272,613
REAL ESTATE: 2.8%
 9,758,200 Equity Office Properties Trust                            243,759,836
 5,743,800 Equity Residential Properties Trust                       141,182,604
                                                                  --------------
                                                                     384,942,440
DIVERSIFIED FINANCIALS: 2.4%
10,475,800 CIT Group, Inc.                                           205,325,680
 4,310,000 Capital One Financial Corp.                               128,093,200
                                                                  --------------
                                                                     333,418,880
                                                                  --------------
                                                                   2,689,471,153
CONSUMER DISCRETIONARY: 18.5%
CONSUMER DURABLES & APPAREL: 5.4%
 5,137,300 Eastman Kodak Co.                                         180,010,992
 3,293,200 Whirlpool Corp.                                           171,970,904
 3,860,300 Sony Corp. ADR(b) (Japan)                                 159,468,993
15,691,900 Matsushita Electric Industrial Co., Ltd.
            ADR(b) (Japan)                                           150,642,240
 2,741,400 VF Corp.                                                   98,827,470
                                                                  --------------
                                                                     760,920,599
RETAILING: 4.0%
11,058,800 May Department Stores Co.                                 254,131,224
 8,400,000 Gap, Inc.                                                 130,368,000
 6,204,700 Nordstrom, Inc.                                           117,703,159
 3,722,200 Dillard's, Inc. Class A                                    59,034,092
                                                                  --------------
                                                                     561,236,475
HOTELS, RESTAURANTS & LEISURE: 2.7%
15,459,700 McDonald's Corp.                                          248,591,976
16,220,000 Six Continents PLC ADR(b)
            (United Kingdom)                                         129,760,000
                                                                  --------------
                                                                     378,351,976
MEDIA: 2.4%
13,997,586 Comcast Corp.(a)                                          329,923,102

AUTOMOBILES & COMPONENTS: 2.3%
19,395,923 Delphi Automotive Systems Corp.                           156,137,180
13,788,350 Fiat SPA ADR(b) (Italy)                                   109,617,383
 5,960,374 Ford Motor Co.                                             55,431,478
                                                                  --------------
                                                                     321,186,041


SHARES                                                              MARKET VALUE
TRADING COMPANIES & DISTRIBUTORS: 1.7%
 7,781,300 Genuine Parts Co.                                      $  239,664,040
                                                                  --------------
                                                                   2,591,282,233
MATERIALS: 11.7%
CHEMICALS: 7.7%
13,131,324 Dow Chemical Co.                                          390,000,322
 6,797,456 Akzo Nobel N.V. ADR(b) (Netherlands)                      216,770,872
 4,557,200 Rohm and Haas Co.                                         148,017,856
 2,515,800 Eastman Chemical Co.                                       92,505,966
 4,160,620 NOVA Chemicals Corp.(b) (Canada)                           76,139,346
 5,850,000 Syngenta A.G. ADR(b) (Switzerland)                         67,392,000
 3,014,000 Engelhard Corp.                                            67,362,900
   832,900 Lubrizol Corp.                                             25,403,450
                                                                  --------------
                                                                   1,083,592,712
METALS AND MINING: 2.8%
 3,222,181 Rio Tinto PLC ADR(b) (United Kingdom)                     256,260,055
 5,882,500 Alcoa, Inc.                                               134,003,350
                                                                  --------------
                                                                     390,263,405
PAPER AND FOREST PRODUCTS: 1.2%
 3,288,000 International Paper Co.                                   114,981,360
 2,073,400 Boise Cascade Corp.                                        52,291,148
                                                                  --------------
                                                                     167,272,508
                                                                  --------------
                                                                   1,641,128,625
INFORMATION TECHNOLOGY: 10.2%
TECHNOLOGY HARDWARE & EQUIPMENT: 8.4%
19,105,972 Hewlett-Packard Co.                                       331,679,674
36,204,100 Xerox Corp.(a)                                            291,443,005
46,600,000 Corning, Inc.(a)                                          154,246,000
 7,254,200 Thermo Electron Corp.(a)                                  145,954,504
 4,954,400 NCR Corp.(a)                                              117,617,456
 4,948,000 Storage Technology Corp.(a)                               105,986,160
16,636,900 Avaya, Inc.(a)                                             40,760,405
                                                                  --------------
                                                                   1,187,687,204
SOFTWARE & SERVICES: 1.8%
 3,985,300 Computer Sciences Corp.(a)                                137,293,585
17,097,200 Compuware Corp.(a)                                         82,066,560
 1,328,400 Electronic Data Systems                                    24,482,412
                                                                  --------------
                                                                     243,842,557
                                                                  --------------
                                                                   1,431,529,761
ENERGY: 10.0%
 6,302,700 ConocoPhillips                                            304,987,653
 9,177,900 Occidental Petroleum Corp.                                261,111,255
 7,946,400 Unocal Corp.                                              243,000,912
 3,615,000 ChevronTexaco Corp.                                       240,325,200
 3,626,000 Amerada Hess Corp.                                        199,611,300
 4,795,300 Baker Hughes, Inc.                                        154,360,707
                                                                  --------------
                                                                   1,403,397,027

See accompanying Notes to Financial Statements        Dodge & Cox Stock Fund / 4

Portfolio of Investments                                       December 31, 2002

--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
HEALTHCARE: 8.3%
PHARMACEUTICALS & BIOTECHNOLOGY: 4.9%
16,626,300 Schering-Plough Corp.                                 $   369,103,860
 2,864,786 Pharmacia Corp.                                           119,748,055
 4,516,400 Bristol-Myers Squibb Co.                                  104,554,660
 2,585,000 Wyeth                                                      96,679,000
                                                                 ---------------
                                                                     690,085,575
HEALTHCARE EQUIPMENT & SERVICES: 3.4%
 4,996,300 HCA-The Healthcare Company                                207,346,450
 4,080,600 Becton, Dickinson & Co.                                   125,233,614
 1,289,550 WellPoint Health Networks, Inc.(a)                         91,764,378
 1,354,600 Bausch & Lomb, Inc.                                        48,765,600
                                                                 ---------------
                                                                     473,110,042
                                                                 ---------------
                                                                   1,163,195,617
INDUSTRIALS: 8.0%
TRANSPORTATION: 3.8%
 5,822,600 FedEx Corp.                                               315,701,372
 3,751,800 Union Pacific Corp.                                       224,620,266
                                                                 ---------------
                                                                     540,321,638
CAPITAL GOODS: 2.6%
 2,709,800 Caterpillar, Inc.                                         123,892,056
 4,388,900 Fluor Corp.                                               122,889,200
 5,693,400 Masco Corp.                                               119,846,070
   796,700 Unova, Inc.(a)                                              4,780,200
                                                                 ---------------
                                                                     371,407,526
COMMERCIAL SERVICES & SUPPLIES: 1.6%
 5,272,000 R.R. Donnelley & Sons Co.                                 114,771,440
 3,199,000 Pitney Bowes, Inc.                                        104,479,340
                                                                 ---------------
                                                                     219,250,780
                                                                 ---------------
                                                                   1,130,979,944
TELECOMMUNICATION SERVICES: 2.7%
10,672,440 AT&T Corp.                                                278,657,408
18,465,900 AT&T Wireless Services, Inc.(a)                           104,332,335
                                                                 ---------------
                                                                     382,989,743
CONSUMER STAPLES: 1.8%
FOOD, BEVERAGE AND TOBACCO: 1.8%
10,669,099 Archer Daniels Midland Co.                                132,296,828
 1,887,600 Unilever N.V. ADR(b) (Netherlands)                        116,483,796
                                                                 ---------------
                                                                     248,780,624
UTILITIES: 1.5%
 4,431,100 American Electric Power Co., Inc.                         121,101,963
 3,339,000 TXU Corp.                                                  62,372,520
 1,229,600 Scottish Power PLC ADR(b)
            (United Kingdom)                                          28,182,432
   125,220 Wisconsin Energy Corp.                                      3,155,544
                                                                 ---------------
                                                                     214,812,459
                                                                 ---------------
Total Common Stocks (cost $13,219,056,241)                        12,897,567,186
                                                                 ---------------

PREFERRED STOCKS: 2.5%
--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
CONSUMER DISCRETIONARY: 2.5%
MEDIA: 2.5%
  15,409,869 News Corp. Ltd., Preferred Limited
              Voting Ordinary Shares ADR(b)
              (Australia)                                         $  349,033,533
                                                                  --------------
Total Preferred Stocks (cost $346,670,021)                           349,033,533
                                                                  --------------

SHORT-TERM INVESTMENTS: 4.7%
--------------------------------------------------------------------------------
PAR VALUE
 $68,970,142 SSgA Prime Money Market Fund                             68,970,142
 545,907,000 State Street Repurchase Agreement,
              0.93%, 1/2/03 (Collateralized by U.S.
              Treasury Securities, Value
              $556,862,448)                                          545,907,000
  25,000,000 U.S. Treasury Bills, 3/27/03                             24,931,528
  25,000,000 U.S. Treasury Bills, 6/26/03                             24,853,944
                                                                     -----------
Total Short-Term Investments (cost $664,662,614)                     664,662,614
                                                                     -----------

TOTAL INVESTMENTS (cost $14,230,388,876)
OTHER ASSETS LESS LIABILITIES                              99.1%  13,911,263,333
                                                            0.9      125,015,611
TOTAL NET ASSETS                                           ----  ---------------
                                                            100% $14,036,278,944
                                                           ----  ---------------

(a)  Non-income producing
(b)  Foreign securities denominated in U.S. dollars

5 / Dodge & Cox Stock Fund       See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                       December 31, 2002
Assets:
Investments, at market value
 (identified cost $14,230,388,876)                                       $13,911,263,333
Receivable for investments sold                                                2,247,887
Receivable for Fund shares sold                                              163,108,695
Dividends and interest receivable                                             33,503,637
Prepaid expenses                                                                 136,360
                                                                         ---------------
                                                                          14,110,259,912
                                                                         ---------------
Liabilities:
Payable for investments purchased                                             47,617,997
Payable for Fund shares redeemed                                              18,981,506
Management fees payable                                                        5,883,807
Accounts payable                                                               1,497,658
                                                                         ---------------
                                                                              73,980,968
                                                                         ---------------
Net Assets                                                               $14,036,278,944
                                                                         ---------------
Net Assets Consist of:
Paid in capital                                                          $14,355,464,072
Accumulated undistributed
 net investment income                                                         3,951,270
Accumulated undistributed net
 realized loss on investments                                                 (4,010,855)
Net unrealized depreciation on investments                                  (319,125,543)
                                                                         ---------------
                                                                         $14,036,278,944
                                                                         ---------------
Beneficial shares outstanding (par value $0.01 each,
 unlimited shares authorized)                                                159,413,753
Net asset value per share                                                $         88.05

Statement of Operations
--------------------------------------------------------------------------------

                                                            Year Ended December 31, 2002
Investment Income:
Dividends (net of foreign taxes of $3,837,430)                           $   256,808,948
Interest                                                                      14,184,670
                                                                         ---------------
                                                                             270,993,618
                                                                         ---------------
Expenses:
Management fees (Note 2)                                                      59,237,362
Custodian and fund accounting fees                                               339,945
Transfer agent fees                                                            3,255,870
Professional fees                                                                 46,513
Shareholder reports                                                              522,087
Registration fees                                                                878,415
Trustees' fees (Note 2)                                                           26,277
Miscellaneous                                                                    101,738
                                                                         ---------------
                                                                              64,408,207
                                                                         ---------------
Net Investment Income                                                        206,585,411
                                                                         ---------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                            51,787,359
  Net unrealized depreciation on investments                              (1,656,918,442)
                                                                         ---------------
   Net realized and unrealized
    loss on investments                                                   (1,605,131,083)
                                                                         ---------------
Net Decrease in Net Assets from Operations                               $(1,398,545,672)
                                                                         ---------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                    December 31, 2002  December 31, 2001
Operations:
Net investment income                                $    206,585,411    $   131,127,061
Net realized gain                                          51,787,359        183,222,553
Net unrealized appreciation
 (depreciation)                                        (1,656,918,442)       342,556,908
                                                     -----------------------------------
Net increase (decrease) in net
 net assets from operations                            (1,398,545,672)       656,906,522
                                                     -----------------------------------

Distributions to
Shareholders from:
Net investment income                                    (202,634,141)      (131,655,275)
Net realized gain                                         (62,051,773)      (257,181,283)
                                                     -----------------------------------
Total distributions                                      (264,685,914)      (388,836,558)
                                                     -----------------------------------

Beneficial Share Transactions:
Amounts received from sale
 of shares                                              8,428,967,757      4,245,578,654
Net asset value of shares issued in
 reinvestment of distributions                            245,780,303        369,564,512
Amounts paid for
 shares redeemed                                       (2,371,299,692)    (1,215,610,995)
                                                     -----------------------------------
Net increase from beneficial
 share transactions                                     6,303,448,368      3,399,532,171
                                                     -----------------------------------
Total increase in net assets                            4,640,216,782      3,667,602,135

Net Assets:
Beginning of year                                       9,396,062,162      5,728,460,027
                                                     -----------------------------------
End of year (including undistributed
 net investment income of
 $3,951,270 and $0, respectively)                    $ 14,036,278,944    $ 9,396,062,162
                                                     -----------------------------------

Shares sold                                                89,158,684         42,843,450
Shares issued in reinvestment
 of distributions                                           2,705,514          3,789,386
Shares redeemed                                           (25,931,055)       (12,409,285)
                                                     -----------------------------------
Net increase in shares
 outstanding                                               65,933,143         34,223,551
                                                     -----------------------------------

See accompanying Notes to Financial Statements       Dodge & Cox Stock Fund / 6

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1

Dodge & Cox Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if not available, at the mean between the exchange listed bid and ask price; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed 3/4 of 1% of the average daily net asset value for the year. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in 2002 include $203,493,681 of ordinary income ($1.52 per share) and $61,192,233 of long-term capital gain ($0.41 per share). At December 31, 2002, the tax basis components of accumulated undistributed income and net realized gain include $3,951,270 of ordinary income and no long-term capital gain. As permitted by federal tax law, the Fund elected to defer realized net capital losses of $4,010,855 occurring between November 1, 2002 and December 31, 2002 and to treat those losses as arising in the fiscal year ending December 31, 2003. For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated 7,860,893,125 and 1,477,860,338 respectively. At December 31, 2002, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $319,125,543 of which $982,753,860 represented appreciated securities and $1,301,879,403 represented depreciated securities.

7 / Dodge & Cox Stock Fund

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share
outstanding throughout each year)                        Year Ended December 31,
--------------------------------------------------------------------------------
                                      2002      2001     2000     1999     1998
Net asset value, beginning of
year                               $100.51   $ 96.67  $100.52  $ 90.70   $94.57
Income from investment
 operations:
 Net investment income                1.53      1.72     2.06     1.49     1.57
 Net realized and unrealized
  gain (loss)                       (12.06)     7.05    13.28    16.51     3.54
                                  ---------------------------------------------
 Total from investment
  operations                        (10.53)     8.77    15.34    18.00     5.11
                                  ---------------------------------------------
Distributions to shareholders
 from:
 Net investment income               (1.51)    (1.73)   (2.09)   (1.48)   (1.56)
 Net realized gain                   (0.42)    (3.20)  (17.10)   (6.70)   (7.42)
                                  ---------------------------------------------
 Total distributions                 (1.93)    (4.93)  (19.19)   (8.18)   (8.98)
                                  ---------------------------------------------
Net asset value, end of year      $  88.05   $100.51  $ 96.67  $100.52  $ 90.70
                                  ---------------------------------------------
Total return                        (10.52)%    9.33%   16.30%   20.20%    5.39%
Ratios/supplemental data:
 Net assets, end of year
  (millions)                       $14,036    $9,396   $5,728   $4,625   $4,355
 Ratio of expenses to average
  net assets                           .54%      .54%     .54%     .55%     .57%
 Ratio of net investment income
   to average net assets              1.74%     1.80%    2.13%    1.46%    1.63%
 Portfolio turnover rate                13%       10%      32%      18%      19%

--------------------------------------------------------------------------------

                                                      Dodge & Cox Stock Fund / 8

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2003

Special 2002 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund hereby designates $61,192,233 of its distributions paid to shareholders in 2002 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund hereby designates 99% of its ordinary dividends (including short term gains) paid to shareholders in 2002 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

9 / Dodge & Cox Stock Fund

                      THIS PAGE INTENTIONALLY LEFT BLANK

                                                    Dodge & Cox Stock Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------



                              Position with Trust            Principal Occupation           Other Directorships
Name (Age) and Address*       (Time Served)                  During Past 5 Years            Held by Trustees
------------------------------------------------------------------------------------------------------------------------
Interested Trustees & Officers
------------------------------------------------------------------------------------------------------------------------
Harry R. Hagey (61)           Chairman and Trustee           Chairman, Chief                           --
                              (Trustee since 1975)           Executive Officer and
                                                             Director of Dodge & Cox,
                                                             Portfolio Manager, and
                                                             member of Investment
                                                             Policy Committee
------------------------------------------------------------------------------------------------------------------------
John A. Gunn (59)             President and Trustee          President, Chief                          --
                              (Trustee since 1985)           Investment Officer and
                                                             Director of Dodge & Cox,
                                                             Portfolio Manager, and
                                                             member of Investment
                                                             Policy Committee, Fixed
                                                             Income Strategy
                                                             Committee, and
                                                             International Investment
                                                             Policy Committee
-------------------------------------------------------------------------------------------------------------------------
Dana M. Emery (41)            Vice President and Trustee     Senior Vice President                     --
                              (Trustee since 1993)           (since 1998) and
                                                             Director of Dodge & Cox,
                                                             Manager--Fixed Income,
                                                             and member of Investment
                                                             Policy Committee and
                                                             Fixed Income Strategy
                                                             Committee
-------------------------------------------------------------------------------------------------------------------------
A. Horton Shapiro (63)        Executive Vice President       Senior Vice President                     --
                              (Officer since 1985)           and Director of Dodge &
                                                             Cox, Portfolio Manager,
                                                             and member of Investment
                                                             Policy Committee and
                                                             Fixed Income Strategy Committee
-------------------------------------------------------------------------------------------------------------------------
Katherine Herrick Drake (48)  Vice President                 Vice President of Dodge                   --
                              (Officer since 1993)           & Cox, Portfolio
                                                             Manager, and member of
                                                             Investment Policy
                                                             Committee
-------------------------------------------------------------------------------------------------------------------------
Kenneth E. Olivier (50)       Vice President                 Executive Vice President                   --
                              (Officer since 1992)           (since 2002) and Director
                                                             of Dodge & Cox, Portfolio
                                                             Manager, and member of
                                                             Investment Policy Committee
-------------------------------------------------------------------------------------------------------------------------
John M. Loll (36)             Treasurer and Assistant        Vice President and                         --
                              Secretary (Officer since 2000) Treasurer (since 2000)
                                                             of Dodge & Cox; prior to
                                                             2000, Fund
                                                             Administration and
                                                             Accounting Manager,
                                                             Dodge & Cox
-------------------------------------------------------------------------------------------------------------------------
Thomas M. Mistele (49)        Secretary and Assistant        Vice President (since                      --
                              Treasurer (Officer since 2000) 1998), Secretary and
                                                             General Counsel of Dodge
                                                             & Cox
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------
William F. Ausfahl (62)       Trustee (Since: 2002)          CFO, The Clorox Co.                        --
                                                             (1982-1997); Director,
                                                             The Clorox Co. (1984-1997)
--------------------------------------------------------------------------------------------------------------------------
L. Dale Crandall (61)         Trustee (Since: 1999)          President, Kaiser              Director, Union BanCal
                                                             Foundation Health Plan,        Corporation (bank
                                                             Inc. and Kaiser                holding company) and
                                                             Foundation Hospitals           Union Bank of California
                                                             (2000-2002);                   (commercial bank)
                                                             Executive Vice                 (2001-Present); Director,
                                                             President--Finance and         Covad Communications Group
                                                             Administration & CFO,          (broadband communications
                                                             Kaiser Foundation Health       services) (2002-Present);
                                                             Plan, Inc. and Kaiser          Director, Ansell Limited
                                                             Foundation Hospitals           (multinational manufacturing,
                                                             (1998-2000); Executive         wholesaling and retailing)
                                                             Vice President & CFO,          (2002-Present)
                                                             APL Limited (shipping)
                                                             (1995-1998)
---------------------------------------------------------------------------------------------------------------------------
Thomas A. Larsen (53)         Trustee (Since: 2002)          Director in Howard,                       --
                                                             Rice, Nemerovski, Canady,
                                                             Falk & Rabkin (law firm)
---------------------------------------------------------------------------------------------------------------------------
Will C. Wood (63)             Trustee (Since: 1992)          Principal, Kentwood            Director, Banco
                                                             Associates, Financial          Latinoamericano de
                                                             Advisers                       Exportaciones S.A. (Latin
                                                                                            American Foreign Trade
                                                                                            Bank) (1999-Present);
                                                                                            Director, Dover
                                                                                            Investment Corp. (real
                                                                                            estate development)
                                                                                            (1992-Present)
---------------------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

          D O D G E & C O X                           D O D G E & C O X
          -----------------                           -----------------
            Balanced Fund
                                                        Balanced Fund
                                                       Established 1931


        Investment Manager
            Dodge & Cox
        One Sansome Street
            35th Floor
     San Francisco, California
            94104-4443
          (415) 981-1710

      www.dodgeandcox.com
For Fund literature and account
 information, please visit the
       Funds' web site.

         or write or call:
         Dodge & Cox Funds
c/o Boston Financial Data Services
           P.O. Box 8422
       Boston, Massachusetts
            02266-8422
          (800) 621-3979

This report is submitted for the
   general information of the
    shareholders of the Fund.
The report is not authorized for
  distribution to prospective
  investors in the Fund unless
 it is accompanied by a current
         prospectus.

    This report reflects our
 views, opinions and portfolio
    holdings as of December 31,
 2002, the end of the reporting
    period. The information
provided is not a complete analysis
  of every aspect of any industry,
 security or the Fund. The Fund's
    portfolio composition may                         72nd Annual Report
  change depending on market and                      December 31, 2002
   economic conditions. Although
   historical performance is no                             2002
    guarantee of future results,
   these insights may help you                        -------------------
    understand our investment                         -------------------
      management philosophy.                          -------------------

12/02 BF AR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

For the year ended December 31, 2002, the Dodge & Cox Balanced Fund had a total return of -2.9% compared to the total return of -9.8% for the Combined Index/1/. Longer-term results are reported on the next page. 2002 was the first year the Balanced Fund had a negative return since 1981. This negative return was driven by the Fund's equity portfolio, which declined nearly 10%. While the bear market made 2002 a difficult year for equity investors, the Balanced Fund's shareholders benefited from the Fund's fixed-income holdings, which returned over 11% for the year. As equity valuations came down and interest rates declined during the year, we increased the Fund's equity weighting. At year-end 2002, the Fund's total net assets of $7.9 billion were invested in 64% stocks, 29% fixed-income securities and 7% cash equivalents.

The share price of the Fund dropped from $65.42 at the end of 2001 to $60.75 on December 31, 2002. In addition, during the year, the Fund distributed income dividends of $1.88 per share, short-term capital gain of $0.15 per share, and long-term capital gain of $0.73 per share.

2002 Performance Review
Fixed-Income Portfolio
Although fixed-income returns were strong in 2002, the year offered one of the most challenging market environments that we've seen in some time. On the positive side, in the wake of a slowing U.S. and world economy, interest rates declined significantly, causing prices of most fixed-income securities to rise. At the same time, the corporate bond market experienced unprecedented volatility, and the broad decline in interest rates led to lower reinvestment rates. Our bottom-up security selection approach, which focuses on the long-term credit fundamentals of the issuer and emphasized securities with a call-protected structure, aided the portfolio's performance. For example, the Fund's holdings of Health Net, Walt Disney, Lockheed Martin, Bank One, and Union Pacific each returned over 15%. While the Fund held securities of issuers from underperforming sectors as well (e.g., Ford, American Airlines Enhanced Equipment Trusts, GMAC and AT&T Corp.), our independent research and long-term investment horizon gave us the confidence to continue to hold, and in many cases add to, these issuers at attractive valuations.

Although the portfolio's corporate holdings as a group performed well, the portfolio did not escape the difficult credit environment unscathed. PG&E-National Energy Group defaulted on its semi-annual interest payment due November 15, and its securities ended the year down substantially from our purchase price. We believe the ultimate recovery value from this security is likely to exceed its current price and have joined an informal bond creditors committee that is working with all of the company's creditors to negotiate a global restructuring of the company's obligations. Of course, there can be no assurance that the outcome of any restructuring will be a favorable one. While we are disappointed, the Fund's diversification helped lessen the impact of National Energy's price decline on the portfolio.

Equity Portfolio
The large decline for the stock market was widespread in 2002 as every sector of the S&P 500 generated negative returns. As mentioned earlier, the Fund's equity portfolio as a whole lost just under 10%, as positive returns were generated in only one sector: consumer staples. More than half of the stocks in the portfolio went down in price, with the largest declines in Avaya (-89%), Kmart (-83%), TXU Corp. (-59%) and Schering-Plough (-36%). What is our process when the share price of a holding changes significantly? We revisit the company's future earnings and cash flow prospects in relation to the new valuation and ask ourselves whether we believe it is a good investment looking forward over the next three to five years. Importantly, we try not to be influenced by the stock's trailing price performance. We are convinced that focus on past price change does not help evaluate the potential for future returns. Finally, we evaluate each situation on a case-by-case basis; for example, we sold the Fund's position in Kmart after it declined dramatically with the filing of Chapter 11 in January 2002, yet we added to Schering-Plough after a significant decline in its stock price.

The primary reason the equity portfolio declined less than the S&P 500 in 2002 was the Fund's avoidance of the highly valued technology stocks in the market, which lost significant value in 2002.

Strategy
With the S&P 500 having declined for three consecutive years, the annualized total return over the past five years (includes the rise and fall of the speculative market) for the Combined Index is 3.1% compared to the Balanced fund's total return of 8.0%. This unusually large difference in returns is the result of the dramatic demise of the bull market of the late-90s. The Fund's equity portfolio was not invested in what we regarded as the more speculative, high-valuation securities in the market and consequently avoided most of the market's decline. As we've emphasized in the past shareholder letters to you: the Fund's unusually favorable relative performance is not likely to be
-----------------------------------------------------------------------
repeated. The reason is that as the historically high valuations placed on many
--------
of the companies in the S&P 500 have come down, the gap between those highly valued companies and the lowest valued companies has narrowed. That said, as political and economic uncertainty increases and valuations decline, we do believe that attractive long-term investments can be found today. Powerful long-term factors including advancements in electronics, communications and pharmaceuticals should create future opportunities. In mid-2000 these sectors enjoyed extraordinary enthusiasm and as a result, enthusiastic valuations. Today, with valuations much lower, we are investigating companies in these sectors and selectively adding new names where we believe prices are reasonable when compared to long-term growth prospects. For example, our analysts have found what we believe are attractive investments in such companies as Akzo Nobel, AT&T, Bristol Myers-Squibb, Comcast, Corning, Hewlett-Packard and News Corp.

With regard to the fixed-income portfolio, our total return expectations for the next few years are lower. The Fund's fixed-income portfolio has generated an annualized total return of over 11% for the past three years. Given that U.S. Treasuries offer yields

1 / Dodge & Cox Balanced Fund

--------------------------------------------------------------------------------
near 40-year lows, and the yield premiums of corporate and mortgage securities have recently declined as well, this three-year return is unlikely to be
                                ----------------------------------------
repeated in the near future. Our continued strategy is to utilize our strong
---------------------------
research effort and emphasize corporate and mortgage-backed securities in our efforts to maintain a diversified, high average quality/2/ (AA-) portfolio with a higher yield-to-maturity than that of the LBAG.

Dodge & Cox's Investment Team
Although we are pleased by the Fund's long-term performance, as our long-time shareholders know, there will be periods when our investment approach will be out of favor. Having the confidence to persist in periods of underperformance requires an investment compass. The components of our "compass" include a fundamental research effort, a long-term investment horizon, a strong price discipline and a diversified portfolio. It also requires an experienced and stable team of investment professionals. The equity portion of the Balanced Fund is managed by our Investment Policy Committee (IPC), whose ten members' average tenure at Dodge & Cox is 22 years. Our 11-member Fixed-Income Strategy Committee, whose members' average tenure at Dodge & Cox is 14 years, is responsible for the policy and strategy of the Fixed-Income portfolio. While these committees make the final decisions regarding which stocks and bonds the Fund should own, the firm's 18 analysts are responsible for researching and advocating investment ideas in their respective industries. The strength of Dodge & Cox is in the collective judgment of our investment professionals, who have worked together through many market environments, consistently applying our investment philosophy. Personnel turnover has been low, which is largely attributable to Dodge & Cox being an independent firm, owned entirely by active employees. This stability means that we benefit from the knowledge base that our team continues to build over the years.

In Closing
Max Gutierrez, Jr. retired after over 17 years as an Independent Trustee of the Dodge & Cox Funds. We greatly appreciate his wise counsel and many years of hard work on behalf of the Funds, and we wish him well. We are pleased to welcome Thomas A. Larsen and William F. Ausfahl, who joined the Funds as new Independent Trustees in February 2002.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------
Harry R. Hagey, Chairman

January 31, 2003

/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard &
    Poor's 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
/2/ The fund may invest in securities rated below AA. As of December 31, 2002, 45% of the Fund's Fixed-Income portfolio was rated below AA.

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through December 31, 2002 (in thousands)

                        [PERFORMANCE GRAPH APPEARS HERE]

                                                                  Dodge & Cox
                 S&P 500           LBAG      Combined Blend      Balanced Fund
                --------         --------    --------------      -------------
Dec-92          $10,000           $10,000        $10,000            $10,000
Dec-93          $11,383           $11,124        $11,283            $12,060
Dec-94          $11,890           $11,126        $11,590            $12,476
Dec-95          $15,869           $12,707        $14,538            $15,402
Dec-96          $18,871           $13,081        $16,337            $17,375
Dec-97          $25,162           $14,347        $20,196            $21,062
Dec-98          $32,350           $15,592        $24,435            $22,475
Dec-99          $39,162           $15,462        $27,366            $25,183
Dec-00          $35,600           $17,259        $27,097            $28,998
Dec-01          $31,381           $18,711        $26,090            $31,911
Dec-02          $24,449           $20,633        $23,536            $30,974

- Dodge & Cox Balanced Fund $30,974
- S&P 500 $24,449
- Combined Index $23,536
- LBAG $20,633

  Average annual total return for periods ended December 31, 2002

                            1 Year  5 Years  10 Years  20 Years
----------------------------------------------------------------
Dodge & Cox Balanced Fund    -2.94%    8.01%    11.96%    13.14%
Combined Index               -9.79     3.11      8.94     11.78
S&P 500                     -22.10    -0.58      9.35     12.71
Lehman Brothers
Aggregate Bond Index (LBAG)  10.27     7.54      7.51      9.59
----------------------------------------------------------------

For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                  Dodge & Cox Balanced Fund / 2

Fund Information                                               December 31, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $60.75
Total Net Assets (millions)                                               $7,885
30-Day SEC Yield/1/                                                        2.73%
2002 Expense Ratio                                                         0.53%
2002 Portfolio Turnover                                                      25%
Fund Inception Date                                                         1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 22 years, and by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 14 years.

Asset Allocation
--------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]

Stocks:                                                                    64.3%
Fixed-Income Securities:                                                   28.6%
Cash Equivalents:                                                           7.1%

--------------------------------------------------------------------------------

Stock Portfolio (64.3% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              83
Median Market Capitalization                                          $8 billion
Price-to-Earnings Ratio/2/                                                   13x
Price-to-Book Value                                                         1.6x
Foreign Stocks/3/ (% of Fund)                                               8.0%

Five Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Consumer Discretionary                                                      14.1
Financials                                                                  13.1
Materials                                                                    8.1
Information Technology                                                       7.2
Energy                                                                       6.6

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Dow Chemical                                                                 1.9
Bank One                                                                     1.8
News Corp. Ltd., Pref. ADR                                                   1.8
Schering-Plough                                                              1.7
Golden West Financial                                                        1.7
Comcast                                                                      1.6
Hewlett-Packard                                                              1.6
FedEx                                                                        1.6
Xerox                                                                        1.5
ConocoPhillips                                                               1.4

Fixed-Income Portfolio (28.6% of Fund)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            147
Average Quality                                                              AA-
Average Maturity                                                       8.1 years
Effective Duration                                                     3.9 years

Credit Quality Ratings/5/                                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       15.3
Aaa/AAA                                                                      0.4
Aa/AA                                                                        0.1
A/A                                                                          3.3
Baa/BBB                                                                      7.5
Ba/BB                                                                        1.2
B/B and below                                                                0.8

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          2.9
Federal Agency CMO and REMIC/4/                                              4.0
Federal Agency Mortgage Pass-Through                                         8.4
Asset-Backed                                                                 0.2
Corporate                                                                   12.9
Non-Corporate Yankee                                                         0.2

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ The Fund's price-to-earnings (P/E) ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

/4/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.

/5/ For presentation purposes only: when a security is split-rated, the lower of either the Moody's or Standard & Poor's rating is reported.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments                                       December 31, 2002

--------------------------------------------------------------------------------
COMMON STOCKS: 62.5%
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
FINANCIALS: 13.1%
BANKS: 5.4%
 3,924,000 Bank One Corp.                                         $  143,422,200
 1,877,100 Golden West Financial Corp.                               134,794,551
 2,875,400 Wachovia Corp.                                            104,779,576
   861,050 Wells Fargo & Co.                                          40,357,413
                                                                  --------------
                                                                     423,353,740
INSURANCE: 4.2%
 2,136,600 Loews Corp.                                                94,993,236
 2,363,250 St. Paul Companies, Inc.                                   80,468,663
 1,750,900 Torchmark Corp.                                            63,960,377
 2,375,700 UNUMProvident Corp.                                        41,669,778
   483,712 Chubb Corp.                                                25,249,766
   502,450 MBIA, Inc.                                                 22,037,457
                                                                  --------------
                                                                     328,379,277
REAL ESTATE: 1.8%
 3,656,900 Equity Office Properties Trust                             91,349,362
 2,165,000 Equity Residential Properties Trust                        53,215,700
                                                                  --------------
                                                                     144,565,062
DIVERSIFIED FINANCIALS: 1.7%
 4,375,200 CIT Group, Inc.                                            85,753,920
 1,700,000 Capital One Financial Corp.                                50,524,000
                                                                  --------------
                                                                     136,277,920
                                                                  --------------
                                                                   1,032,575,999
CONSUMER DISCRETIONARY: 12.3%
CONSUMER DURABLES & APPAREL: 3.7%
 1,477,000 Whirlpool Corp.                                            77,128,940
 1,906,000 Eastman Kodak Co.                                          66,786,240
 1,364,700 Sony Corp. ADR(b) (Japan)                                  56,375,757
 5,377,000 Matsushita Electric Industrial Co., Ltd. ADR(b)
            (Japan)                                                   51,619,200
 1,096,900 VF Corp.                                                   39,543,245
                                                                  --------------
                                                                     291,453,382
RETAILING: 2.7%
 3,993,000 May Department Stores Co.                                  91,759,140
 3,551,300 Gap, Inc.                                                  55,116,176
 2,549,050 Nordstrom, Inc.                                            48,355,478
 1,261,000 Dillard's, Inc. Class A                                    19,999,460
                                                                  --------------
                                                                     215,230,254
HOTELS, RESTAURANTS & LEISURE: 1.7%
 5,468,450 McDonald's Corp.                                           87,932,676
 5,770,000 Six Continents PLC ADR(b) (United Kingdom)                 46,160,000
                                                                  --------------
                                                                     134,092,676
MEDIA: 1.6%
 5,502,954 Comcast Corp.(a)                                          129,704,626

AUTOMOBILES & COMPONENTS: 1.5%
 6,194,582 Delphi Automotive Systems Corp.                            49,866,385
 5,221,500 Fiat SPA ADR(b) (Italy)                                    41,510,925
 2,553,756 Ford Motor Co.                                             23,749,931
                                                                  --------------
                                                                     115,127,241


SHARES                                                              MARKET VALUE
TRADING COMPANIES & DISTRIBUTORS: 1.1%
 2,807,250 Genuine Parts Co.                                        $ 86,463,300
                                                                    ------------
                                                                     972,071,479
MATERIALS: 8.1%
CHEMICALS: 5.2%
 4,935,359 Dow Chemical Co.                                          146,580,162
 2,535,000 Akzo Nobel N.V. ADR(b) (Netherlands)                       80,841,150
 1,882,000 Rohm and Haas Co.                                          61,127,360
   962,200 Eastman Chemical Co.                                       35,380,094
 1,516,520 NOVA Chemicals Corp.(b) (Canada)                           27,752,316
 2,333,400 Syngenta A.G. ADR(b) (Switzerland)                         26,880,768
 1,153,600 Engelhard Corp.                                            25,782,960
   321,000 Lubrizol Corp.                                              9,790,500
                                                                    ------------
                                                                     414,135,310
METALS AND MINING: 2.0%
 1,273,700 Rio Tinto PLC ADR(b) (United Kingdom)                     101,297,361
 2,336,550 Alcoa, Inc.                                                53,226,609
                                                                    ------------
                                                                     154,523,970
PAPER AND FOREST PRODUCTS: 0.9%
 1,267,300 International Paper Co.                                    44,317,481
   959,800 Boise Cascade Corp.                                        24,206,156
                                                                    ------------
                                                                      68,523,637
                                                                    ------------
                                                                     637,182,917
INFORMATION TECHNOLOGY: 7.2%
TECHNOLOGY HARDWARE & EQUIPMENT: 6.1%
 7,288,905 Hewlett-Packard Co.                                       126,535,391
15,097,000 Xerox Corp.(a)                                            121,530,850
20,700,000 Corning, Inc.(a)                                           68,517,000
 2,954,800 Thermo Electron Corp.(a)                                   59,450,576
 2,103,000 NCR Corp.(a)                                               49,925,220
 1,912,700 Storage Technology Corp.(a)                                40,970,034
 5,840,050 Avaya, Inc.(a)                                             14,308,122
                                                                    ------------
                                                                     481,237,193
SOFTWARE & SERVICES: 1.1%
 1,456,000 Computer Sciences Corp.(a)                                 50,159,200
 6,434,600 Compuware Corp.(a)                                         30,886,080
   516,000 Electronic Data Systems                                     9,509,880
                                                                    ------------
                                                                      90,555,160
                                                                    ------------
                                                                     571,792,353
ENERGY: 6.6%
 2,259,600 ConocoPhillips                                            109,342,044
 3,309,700 Occidental Petroleum Corp.                                 94,160,965
 2,949,100 Unocal Corp.                                               90,183,478
 1,255,900 ChevronTexaco Corp.                                        83,492,232
 1,354,400 Amerada Hess Corp.                                         74,559,720
 2,052,750 Baker Hughes, Inc.                                         66,078,023
                                                                    ------------
                                                                     517,816,462

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 4

Portfolio of Investments                                      December 31, 2002

-------------------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------------------

SHARES                                                             MARKET VALUE
INDUSTRIALS: 5.6%
TRANSPORTATION: 2.7%
 2,269,200 FedEx Corp.                                           $  123,036,024
 1,404,450 Union Pacific Corp.                                       84,084,422
                                                                 --------------
                                                                    207,120,446
CAPITAL GOODS: 1.9%
 1,839,800 Fluor Corp.                                               51,514,400
 1,045,000 Caterpillar, Inc.                                         47,777,400
 2,257,600 Masco Corp.                                               47,522,480
   624,200 Unova, Inc.(a)                                             3,745,200
                                                                 --------------
                                                                    150,559,480
COMMERCIAL SERVICES & SUPPLIES: 1.0%
 2,035,500 R.R. Donnelley & Sons Co.                                 44,312,835
 1,092,700 Pitney Bowes, Inc.                                        35,687,582
                                                                 --------------
                                                                     80,000,417
                                                                 --------------
                                                                    437,680,343
HEALTH CARE: 5.4%
PHARMACEUTICALS & BIOTECHNOLOGY: 3.3%
 6,115,850 Schering-Plough Corp.                                    135,771,870
 1,111,066 Pharmacia Corp.                                           46,442,559
 1,820,000 Bristol-Myers Squibb Co.                                  42,133,000
   904,000 Wyeth                                                     33,809,600
                                                                 --------------
                                                                    258,157,029
HEALTH CARE EQUIPMENT & SERVICES: 2.1%
 1,757,100 HCA-The Healthcare Company                                72,919,650
   562,250 WellPoint Health Networks, Inc.(a)                        40,009,710
 1,249,500 Becton, Dickinson & Co.                                   38,347,155
   543,075 Bausch & Lomb, Inc.                                       19,550,700
                                                                 --------------
                                                                    170,827,215
                                                                 --------------
                                                                    428,984,244
TELECOMMUNICATION SERVICES: 1.8%
 3,607,020 AT&T Corp.                                                94,179,292
 7,947,500 AT&T Wireless Services, Inc.(a)                           44,903,375
                                                                 --------------
                                                                    139,082,667
CONSUMER STAPLES: 1.2%
FOOD, BEVERAGE AND TOBACCO: 1.2%
 4,020,187 Archer Daniels Midland Co.                                49,850,319
   776,800 Unilever N.V. ADR(b) (Netherlands)                        47,936,328
                                                                 --------------
                                                                     97,786,647
UTILITIES: 1.2%
 1,898,180 American Electric Power Co., Inc.                         51,877,260
 1,685,700 TXU Corp.                                                 31,488,876
   500,000 Scottish Power PLC ADR(b) (United Kingdom)                11,460,000
    53,256 Wisconsin Energy Corp.                                     1,342,051
                                                                 --------------
                                                                     96,168,187
                                                                 --------------
Total Common Stocks (cost $4,816,790,300)                         4,931,141,298
                                                                 --------------

PREFERRED STOCKS: 1.8%
-------------------------------------------------------------------------------
SHARES                                                             MARKET VALUE
CONSUMER DISCRETIONARY: 1.8%
MEDIA: 1.8%
 6,076,000 News Corp. Ltd., Preferred Limited Voting
            Ordinary Shares ADR(b) (Australia)                   $  137,621,400
                                                                 --------------
Total Preferred Stocks (cost $127,090,215)                          137,621,400
                                                                 --------------

FIXED-INCOME SECURITIES: 28.6%
-------------------------------------------------------------------------------
PAR VALUE                                                          MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 2.9%
U.S. TREASURY: 1.8%
$44,717,662 U.S. Treasury Inflation-Indexed Note,
             3.00%, 7/15/12                                      $   47,519,491
 38,000,000 U.S. Treasury Notes, 3.00%, 1/31/04                      38,706,572
 26,515,000 U.S. Treasury Notes, 7.25%, 8/15/04                      29,003,883
  8,500,000 U.S. Treasury Notes, 3.50%, 11/15/06                      8,845,313
 15,000,000 U.S. Treasury Notes, 4.875%, 2/15/12                     16,288,470
                                                                 --------------
                                                                    140,363,729
GOVERNMENT AGENCY: 1.1%
  4,935,000 Arkansas Dev. Fin. Auth. GNMA Guaranteed
             Bonds, 9.75%, 11/15/14                                   6,501,172
  9,000,000 Federal Home Loan Mtge. Corp.,
             6.25%, 7/15/32                                          10,195,434
 11,274,637 Govt. Small Business Admin. 504
             Series 00-20I, 7.21%, 9/1/20                            12,935,857
  6,057,259 Govt. Small Business Admin. 504
             Series 96-20L, 6.70%, 12/1/16                            6,761,383
 10,447,277 Govt. Small Business Admin. 504
             Series 97-20F, 7.20%, 6/1/17                            11,882,311
 12,453,440 Govt. Small Business Admin. 504
             Series 97-20I, 6.90%, 9/1/17                            14,040,105
 14,399,090 Govt. Small Business Admin. 504
             Series 98-20D, 6.15%, 4/1/18                            15,851,243
  7,510,329 Govt. Small Business Admin. 504
             Series 98-20I, 6.00%, 9/1/18                             8,220,072
                                                                 --------------
                                                                     86,387,577
                                                                 --------------
                                                                    226,751,306
FEDERAL AGENCY CMO AND REMIC(c): 4.0%
    696,244 Federal Home Loan Mtge. Corp.,
             6.00%, 1/15/07                                             707,083
  6,168,405 Federal Home Loan Mtge. Corp.,
             7.25%, 4/15/07                                           6,463,115
 11,957,861 Federal Home Loan Mtge. Corp.,
             6.50%, 5/15/08                                          12,610,982
 12,360,617 Federal Home Loan Mtge. Corp.,
             6.50%, 5/15/08                                          13,140,642
 16,474,350 Federal Home Loan Mtge. Corp.,
             6.50%, 8/15/08                                          17,555,413
 19,380,000 Federal Home Loan Mtge. Corp.,
             6.50%, 10/15/08                                         20,688,200

5 / Dodge & Cox Balanced Fund    See accompanying Notes to Financial Statements

Portfolio of Investments                                       December 31, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
FEDERAL AGENCY CMO AND REMIC (continued)
 $27,000,000 Federal Home Loan Mtge. Corp., 6.00%, 12/15/14         $ 28,267,124
   6,016,548 Federal Home Loan Mtge. Corp., 6.50%, 5/15/21             6,176,794
   7,874,144 Federal Home Loan Mtge. Corp., 6.75%, 8/15/21             7,956,556
  27,780,000 Federal Home Loan Mtge. Corp., 6.25%, 9/15/22            29,118,613
  28,000,000 Federal Home Loan Mtge. Corp., 7.00%, 8/25/23            30,465,901
   1,522,643 Federal Natl. Mtge. Assn., 5.00%, 1/1/06                  1,557,695
   5,863,826 Federal Natl. Mtge. Assn., 7.50%, 2/25/07                 6,247,171
  10,000,000 Federal Natl. Mtge. Assn., 6.50%, 6/25/08                10,738,289
     280,976 Federal Natl. Mtge. Assn., 6.50%, 4/1/09                    297,387
  12,715,000 Federal Natl. Mtge. Assn., 7.00%, 6/17/22                13,567,732
  21,496,766 Federal Natl. Mtge. Assn., 7.00%, 6/25/32                22,855,791
  23,606,979 Federal Natl. Mtge. Assn., 7.50%, 2/25/41                25,591,441
  23,130,280 Federal Natl. Mtge. Assn., 7.00%, 6/25/42                24,578,467
  23,161,328 Federal Natl. Mtge. Assn., 7.00%, 6/25/42                25,240,543
   3,885,047 Veterans Affairs Vendee Mtge. Trust, 7.21%, 2/15/25       4,204,134
   2,788,487 Veterans Affairs Vendee Mtge. Trust, 8.793%, 6/15/25      3,145,135
                                                                    ------------
                                                                     311,174,208
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.4%
       1,402 Federal Home Loan Mtge. Corp., 6.50%, 2/1/06                  1,407
      28,830 Federal Home Loan Mtge. Corp., 7.50%, 7/1/06                 29,405
      27,694 Federal Home Loan Mtge. Corp., 7.25%, 1/1/08                 28,389
      24,766 Federal Home Loan Mtge. Corp., 7.50%, 2/1/08                 26,049
     344,338 Federal Home Loan Mtge. Corp., 8.00%, 2/1/08                365,457
   6,142,914 Federal Home Loan Mtge. Corp., 7.00%, 5/1/08              6,547,474
   9,525,154 Federal Home Loan Mtge. Corp., 7.00%, 12/1/08            10,126,845
   2,967,411 Federal Home Loan Mtge. Corp., 6.50%, 2/1/09              3,152,787
   7,481,924 Federal Home Loan Mtge. Corp., 7.00%, 8/1/09              7,974,669
   7,230,333 Federal Home Loan Mtge. Corp., 6.00%, 9/1/09              7,582,801
     311,012 Federal Home Loan Mtge. Corp., 8.75%, 5/1/10                334,735
   1,426,814 Federal Home Loan Mtge. Corp., 8.00%, 11/1/10             1,493,874
  16,241,150 Federal Home Loan Mtge. Corp., 6.00%, 9/1/12             17,141,524
  25,945,177 Federal Home Loan Mtge. Corp., 6.00%, 10/1/13            27,272,832

PAR VALUE                                                           MARKET VALUE
 $33,958,073 Federal Home Loan Mtge. Corp., 6.00%, 4/1/14           $ 35,695,760
  31,554,664 Federal Home Loan Mtge. Corp., 6.50%, 7/1/14             33,438,993
   5,311,008 Federal Home Loan Mtge. Corp., 7.00%, 4/1/15              5,660,266
  21,269,536 Federal Home Loan Mtge. Corp., 6.00%, 9/1/15             22,357,931
  23,864,950 Federal Home Loan Mtge. Corp., 6.00%, 5/1/16             25,221,973
     221,009 Federal Home Loan Mtge. Corp., 8.25%, 2/1/17                235,859
   4,253,676 Federal Home Loan Mtge. Corp., 7.75%, 7/25/21             4,590,612
   2,096,315 Federal Home Loan Mtge. Corp., 8.50%, 1/1/23              2,252,304
   2,554,754 Federal Home Loan Mtge. Corp., 7.47%, 3/17/23             2,719,521
  10,452,498 Federal Natl. Mtge. Assn., 5.57%, 1/1/06                 11,101,133
   1,449,617 Federal Natl. Mtge. Assn., 7.50%, 9/1/07                  1,532,242
   2,327,728 Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 2,436,975
   4,281,185 Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 4,552,309
   2,631,714 Federal Natl. Mtge. Assn., 6.50%, 5/1/08                  2,789,314
  21,506,361 Federal Natl. Mtge. Assn., 6.163%, 10/1/08               23,645,174
   3,693,352 Federal Natl. Mtge. Assn., 5.606%, 11/1/08                3,995,877
   6,879,361 Federal Natl. Mtge. Assn., 6.50%, 11/1/08                 7,291,331
   3,438,477 Federal Natl. Mtge. Assn., 6.00%, 1/1/09                  3,638,348
   8,870,295 Federal Natl. Mtge. Assn., 6.041%, 1/1/09                 9,765,054
     846,574 Federal Natl. Mtge. Assn., 8.00%, 1/1/09                    902,038
     436,636 Federal Natl. Mtge. Assn., 7.50%, 8/1/10                    463,648
   4,526,715 Federal Natl. Mtge. Assn., 7.00%, 7/1/11                  4,813,389
  15,173,063 Federal Natl. Mtge. Assn., 6.50%, 8/1/11                 16,105,997
  21,114,552 Federal Natl. Mtge. Assn., 6.50%, 1/1/12                 22,378,994
  31,442,256 Federal Natl. Mtge. Assn., 6.017%, 4/1/12                34,733,070
  13,344,544 Federal Natl. Mtge. Assn., 6.50%, 1/1/13                 14,160,927
  40,287,586 Federal Natl. Mtge. Assn., 5.50%, 2/1/14                 42,174,263
  27,464,652 Federal Natl. Mtge. Assn., 6.00%, 3/1/14                 28,858,515
  56,155,311 Federal Natl. Mtge. Assn., 5.50%, 9/1/14                 58,785,077
  42,619,403 Federal Natl. Mtge. Assn., 5.50%, 8/1/15                 44,615,279
  14,035,655 Federal Natl. Mtge. Assn., 6.50%, 8/1/15                 14,859,771
     974,172 Federal Natl. Mtge. Assn., 7.50%, 7/1/19                  1,026,064
  26,551,784 Federal Natl. Mtge. Assn., 7.50%, 7/25/41                28,783,794
   3,779,224 Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   3,946,795
   5,420,326 Govt. Natl. Mtge. Assn., 7.50%, 1/15/08                   5,710,428
  11,452,194 Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                  12,203,355
   1,249,651 Govt. Natl. Mtge. Assn., 7.97%, 4/15/20                   1,370,954
   1,261,689 Govt. Natl. Mtge. Assn., 7.97%, 5/15/20                   1,384,160
     855,230 Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                     938,247
   1,112,691 Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                   1,220,700
   1,610,595 Govt. Natl. Mtge. Assn., 7.97%, 10/15/20                  1,766,935
   1,159,815 Govt. Natl. Mtge. Assn., 7.97%, 1/15/21                   1,271,047
  21,923,461 Govt. Natl. Mtge. Assn., 7.50%, 11/15/24                 23,566,134
  11,998,856 Govt. Natl. Mtge. Assn., 7.50%, 10/15/25                 12,898,218
                                                                    ------------
                                                                     663,937,023

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 6

Portfolio of Investments                                       December 31, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
ASSET-BACKED SECURITIES: 0.2%
 $16,462,685 Union Planters Mortgage Finance Corp.,
              7.70%, 12/25/24                                     $   18,219,222
CORPORATE: 12.9%
INDUSTRIAL: 6.8%
  12,500,000 AOL Time Warner, Inc., 7.625%, 4/15/31                   12,847,300
  32,500,000 AT&T Corp., 7.80%, 11/15/11                              35,522,695
  35,000,000 AT&T Corp., 8.50%, 11/15/31                              38,578,155
   5,000,000 AT&T Wireless Services, Inc., 8.75%, 3/1/31               4,900,000
  15,000,000 American Home Products Corp.,
              6.70%, 3/15/11                                          16,716,750
   2,750,000 Dana Corp., 7.00%, 3/15/28                                1,925,000
  11,525,000 Deere & Co., 6.95%, 4/25/14                              13,577,741
  25,275,000 Dillard's, Inc., 7.375%, 6/1/06                          25,022,250
   3,500,000 Dillard's, Inc., 7.13%, 8/1/18                            3,010,000
  24,875,000 Eastman Chemical Co., 6.375%, 1/15/04                    25,824,578
  25,000,000 HCA-The Healthcare Company, 8.75%, 9/1/10                28,772,425
  16,880,000 Health Net, Inc., 8.375%, 4/15/11                        19,462,437
  25,850,000 Hewlett-Packard Co., 5.50%, 7/1/07                       27,723,867
  23,125,000 Lockheed Martin Corp., 7.65%, 5/1/16                     28,569,319
   5,900,000 May Department Stores Co., 7.625%, 8/15/13                6,850,679
   8,000,000 May Department Stores Co., 7.45%, 10/15/16                9,344,672
  18,100,000 May Department Stores Co.,
              8.125%, 8/15/35, Callable 2015                          20,125,752
  10,440,000 May Department Stores Co.,
              7.875%, 8/15/36, Callable 2016                          11,548,592
  15,000,000 Nordstrom, Inc., 8.95%, 10/15/05                         16,979,160
  34,610,000 Raychem Corp., 8.20%, 10/15/08                           33,338,636
  35,000,000 Raytheon Co., 6.75%, 8/15/07                             38,810,380
  38,450,000 Time Warner Entertainment,
              8.375%, 7/15/33                                         43,538,435
   3,405,000 Union Camp Corp., 9.25%, 2/1/11                           4,258,211
  14,750,000 Walt Disney Co., 7.55%, 7/15/93,
              Callable 2023                                           16,174,998
  25,000,000 Xerox Corp., 5.50%, 11/15/03                             24,375,000
  23,578,000 Xerox Corp., 5.25%, 12/15/03                             22,811,715
  10,000,000 Xerox Corp., 7.20%, 4/1/16                                7,500,000
                                                                    ------------
                                                                     538,108,747
FINANCE: 4.5%
  13,525,000 Bank One Capital III(d), 8.75%, 9/1/30                   17,016,668
  12,275,000 Bank One Corp., 6.50%, 2/1/06                            13,559,247
  14,550,000 BankAmerica Capital II(d),
              8.00%, 12/15/26, Callable 2006                          16,433,716
  14,705,000 CIGNA Corp., 7.00%, 1/15/11                              15,225,645
   1,720,000 CIGNA Corp., 7.65%, 3/1/23                                1,628,809
   6,050,000 CIGNA Corp., 8.30%, 1/15/33, Step Coupon                  6,005,884
  12,500,000 CIT Group, Inc., 7.375%, 4/2/07                          13,627,612
  20,000,000 CIT Group, Inc., 5.75%, 9/25/07                          20,717,540
  12,480,000 Citicorp Capital Trust I(d),
              7.933%, 2/15/27, Callable 2007                          13,922,651
  35,055,000 EOP Operating Limited Partnership(e),
              8.375%, 3/15/06                                         39,403,222



PAR VALUE                                                           MARKET VALUE
 $ 4,945,000 First Nationwide Bank, 10.00%, 10/1/06               $    5,891,854
   7,000,000 Ford Motor Credit Co., 6.50%, 1/25/07                     6,914,033
  52,500,000 Ford Motor Credit Co., 7.25%, 10/25/11                   51,012,990
  35,630,000 GMAC, 8.875%, 6/1/10, Putable 2005                       39,378,419
   5,000,000 John Deere Capital Corp., 7.00%, 3/15/12                  5,797,130
  16,290,000 Republic New York Corp., 7.20%, 7/15/97                  17,095,524
  25,150,000 Safeco Corp., 7.25%, 9/1/12                              27,931,590
  17,500,000 St. Paul Companies, Inc., 8.125%, 4/15/10                20,292,877
  22,970,000 UNUMProvident Corp., 7.625%, 3/1/11                      22,939,496
                                                                  --------------
                                                                     354,794,907
TRANSPORTATION: 1.5%
  42,250,000 American Airlines Pass Through Trust,
              7.858%, 10/1/11                                         40,984,972
   3,854,806 American Airlines Pass Through Trust,
              6.978%, 4/1/11                                           3,723,370
   5,754,812 Consolidated Rail Corp., 6.76%, 5/25/15,
              Callable 2005                                            6,274,126
  12,740,000 Consolidated Rail Corp., 9.75%, 6/15/20                  16,995,606
  44,764,648 Union Pacific Corp., 6.33%, 1/2/20                       49,226,341
                                                                  --------------
                                                                     117,204,415
UTILITIES: 0.1%
  25,000,000 PG&E National Energy Group, Inc.(f),
              10.375%, 5/16/11                                         9,500,000
                                                                  --------------
                                                                   1,019,608,069
NON-CORPORATE YANKEE: 0.2%
  17,545,000 Inter-American Development Bank(b)
              (International Agency), 7.125%,
              3/15/23, Callable 2003                                  18,272,047
                                                                  --------------
Total Fixed-Income Securities (cost $2,135,151,324)                2,257,961,875
                                                                  --------------

SHORT-TERM INVESTMENTS: 6.0%
--------------------------------------------------------------------------------
  39,045,581 SSgA Prime Money Market Fund                             39,045,581
 254,483,000 State Street Repurchase Agreement, 0.93%
              1/2/03 (collateralized by U.S. Treasury
              securities, value $259,587,181)                        254,483,000
 100,000,000 U.S. Treasury Bills, 3/27/03                             99,726,111
  75,000,000 U.S. Treasury Bills, 6/26/03                             74,561,833
                                                                  --------------
Total Short-Term Investments (cost $467,816,525)                     467,816,525
                                                                  --------------

TOTAL INVESTMENTS (cost $7,546,848,364)                  98.9%     7,794,541,098
OTHER ASSETS LESS LIABILITIES                             1.1         90,388,640
                                                        -----     --------------
TOTAL NET ASSETS                                          100%    $7,884,929,738
                                                        -----     --------------

(a)  Non-income producing
(b)  Foreign securities denominated in U.S. dollars
(c)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(d)  Cumulative Preferred Securities
(e) EOP Operating LP is the operating partnership of Equity Office Properties Trust
(f)  Non-income producing--security in default

7 / Dodge & Cox Balanced Fund    See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------

                                                                       December 31, 2002
Assets:
Investments, at market value
 (identified cost $7,546,848,364)                                        $7,794,541,098
Receivable for investments sold                                               4,605,271
Receivable for paydowns on
 mortgage-backed securities                                                     101,303
Receivable for Fund shares sold                                              66,955,565
Dividends and interest receivable                                            40,653,111
Prepaid expenses                                                                 81,466
                                                                         --------------
                                                                          7,906,937,814
                                                                         --------------
Liabilities:
Payable for Fund shares redeemed                                             18,308,879
Management fees payable                                                       3,321,115
Accounts payable                                                                378,082
                                                                         --------------
                                                                             22,008,076
                                                                         --------------
Net Assets                                                               $7,884,929,738
                                                                         --------------
Net Assets Consist of:
Paid in capital                                                          $7,634,430,469
Accumulated undistributed
 net investment income                                                        1,257,465
Accumulated undistributed net
 realized gain on investments                                                 1,549,070
Net unrealized appreciation on investments                                  247,692,734
                                                                         --------------
                                                                         $7,884,929,738
                                                                         --------------
Beneficial shares outstanding (par value
 $0.01 each, unlimited shares authorized)                                   129,802,163
Net asset value per share                                                $        60.75

Statement of Operations
----------------------------------------------------------------------------------------

                                                            Year Ended December 31, 2002
Investment Income:
Dividends (net of foreign taxes of $1,448,230)                           $   99,373,133
Interest                                                                    157,437,406
                                                                         --------------
                                                                            256,810,539
                                                                         --------------
Expenses:
Management fees (Note 2)                                                     35,107,055
Custodian and fund accounting fees                                              224,348
Transfer agent fees                                                           1,499,034
Professional fees                                                                41,512
Shareholder reports                                                             249,110
Registration fees                                                               256,419
Trustees' fees (Note 2)                                                          26,277
Miscellaneous                                                                    71,195
                                                                         --------------
                                                                             37,474,950
                                                                         --------------
Net Investment Income                                                       219,335,589
                                                                         --------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                            98,306,929
 Net unrealized depreciation on investments                                (538,007,515)
                                                                         --------------
   Net realized and unrealized
    loss on investments                                                    (439,700,586)
                                                                         --------------
Net Decrease in Net Assets from Operations                               $ (220,364,997)
                                                                         --------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Year Ended         Year Ended
                                                   December 31, 2002  December 31, 2001
Operations:
Net investment income                                $   219,335,589    $   176,428,512
Net realized gain                                         98,306,929        142,837,196
Net unrealized appreciation
 (depreciation)                                         (538,007,515)       184,546,165
                                                     ----------------------------------
Net increase (decrease) in
 net assets from
 operations                                             (220,364,997)       503,811,873
                                                     ----------------------------------

Distributions to
Shareholders from:
Net investment income                                   (218,078,124)      (177,670,484)
Net realized gain                                       (108,348,437)      (177,072,077)
                                                     ----------------------------------
Total distributions                                     (326,426,561)      (354,742,561)
                                                     ----------------------------------

Beneficial Share Transactions:
Amounts received from
 sale of shares                                        3,837,314,449      2,141,412,180
Net asset value of shares issued in
 reinvestment of distributions                           312,743,386        345,372,901
Amounts paid for
 shares redeemed                                      (1,758,597,569)    (1,504,702,986)
                                                     ----------------------------------
Net increase from beneficial
 share transactions                                    2,391,460,266        982,082,095
                                                     ----------------------------------
Total increase in net assets                           1,844,668,708      1,131,151,407

Net Assets:
Beginning of year                                      6,040,261,030      4,909,109,623
                                                     ----------------------------------
End of year (including undistributed
 net investment income of
 $1,257,465 and $0, respectively)                    $ 7,884,929,738    $ 6,040,261,030
                                                     ----------------------------------

Shares sold                                               60,354,580         32,765,728
Shares issued in reinvestment
 of distributions                                          5,060,173          5,386,490
Shares redeemed                                          (27,950,121)       (23,222,543)
                                                     ----------------------------------
Net increase in
 shares outstanding                                       37,464,632         14,929,675
                                                     ----------------------------------

See accompanying Notes to Financial Statements    Dodge & Cox Balanced Fund / 8

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1

Dodge & Cox Balanced Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if not available, at the mean between the exchange listed bid and ask price; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost.
(d) Dividend and interest income are recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
(e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in 2002 include $236,171,773 of ordinary income ($2.03 per share) and $90,254,788 of long-term capital gain ($0.73 per share). At December 31, 2002, the tax basis components of accumulated undistributed income and net realized gain include $4,760,268 of ordinary income and no long-term capital gain, which differ in total from amounts reported in the financial statements due to temporary differences between financial statement and tax treatments for defaulted fixed-income securities and capital losses. As permitted by federal tax law, the Fund elected to defer realized net long-term capital losses of $656,858 occurring between November 1, 2002 and December 31, 2002 and to treat those losses as arising in the fiscal year ending December 31, 2003. For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $3,766,374,165 and $1,631,333,613, respectively, of which U.S. government obligations aggregated $891,126,402 and $756,171,900, respectively. At December 31, 2002, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $247,692,734, of which $716,157,237 represented appreciated securities and $468,464,503 represented depreciated securities.

Special 2002 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund hereby designates $90,254,788 of its distributions paid to shareholders in 2002 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund hereby designates 34% of its ordinary dividends (including short term gains) paid to shareholders in 2002 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

9 / Dodge & Cox Balanced Fund

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share
outstanding throughout each year)                                 Year Ended December 31,
-----------------------------------------------------------------------------------------
                                                  2002     2001    2000    1999     1998
Net asset value, beginning of year              $65.42   $63.42  $65.71  $65.22   $66.78
Income from investment operations:
 Net investment income                            1.89     2.12    2.45    2.24     2.24
 Net realized and unrealized gain
  (loss)                                         (3.80)    4.07    6.95    5.45     2.17
                                               -----------------------------------------
 Total from investment operations                (1.91)    6.19    9.40    7.69     4.41
                                               -----------------------------------------
Distributions to shareholders from:
 Net investment income                           (1.88)   (2.14)  (2.47)  (2.22)   (2.23)
 Net realized gain                                (.88)   (2.05)  (9.22)  (4.98)   (3.74)
                                               -----------------------------------------
 Total distributions                             (2.76)   (4.19) (11.69)  (7.20)   (5.97)
                                               -----------------------------------------
Net asset value, end of year                   $ 60.75   $65.42  $63.42  $65.71  $ 65.22
                                               -----------------------------------------
Total return                                     (2.94)%  10.06%  15.13%  12.06%    6.70%

Ratios/supplemental data:
 Net assets, end of year (millions)             $7,885   $6,040  $4,909  $5,138   $5,693
 Ratio of expenses to average net
  assets                                           .53%     .53%    .53%    .53%     .54%
 Ratio of net investment income to
  average net assets                              3.12%    3.28%   3.70%   3.18%    3.29%
 Portfolio turnover rate                            25%      21%     23%     17%      26%

--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced
Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Balanced Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2003
                                                 Dodge & Cox Balanced Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------

                             Position with Trust           Principal Occupation               Other Directorships
Name (Age) and Address*      (Time Served)                 During Past 5 Years                Held by Trustees
----------------------------------------------------------------------------------------------------------------------------
Interested Trustees & Officers
----------------------------------------------------------------------------------------------------------------------------
Harry R. Hagey (61)          Chairman and Trustee          Chairman, Chief Executive                  --
                             (Trustee since 1975)          Officer and Director of
                                                           Dodge & Cox, Portfolio
                                                           Manager, and member of
                                                           Investment Policy Committee
----------------------------------------------------------------------------------------------------------------------------
John A. Gunn (59)            President and Trustee         President, Chief Investment                --
                             (Trustee since 1985)          Officer and  Director of
                                                           Dodge & Cox, Portfolio
                                                           Manager, and member of
                                                           Investment Policy Committee,
                                                           Fixed Income Strategy
                                                           Committee, and International
                                                           Investment Policy Committee
----------------------------------------------------------------------------------------------------------------------------
Dana M. Emery (41)           Vice President and Trustee    Senior Vice President (since               --
                             (Trustee since 1993)          1998) and Director of Dodge
                                                           & Cox, Manager--Fixed Income,
                                                           and member of Investment
                                                           Policy Committee and Fixed
                                                           Income Strategy Committee
----------------------------------------------------------------------------------------------------------------------------
A. Horton Shapiro (63)       Executive Vice President      Senior Vice President and                  --
                             (Officer since 1985)          Director of Dodge & Cox,
                                                           Portfolio Manager, and
                                                           member of Investment
                                                           Policy Committee and
                                                           Fixed Income Strategy
                                                           Committee
----------------------------------------------------------------------------------------------------------------------------
Katherine Herrick            Vice President                Vice President of Dodge                    --
Drake (48)                   (Officer since 1993)          & Cox, Portfolio Manager,
                                                           and  member of Investment
                                                           Policy Committee
----------------------------------------------------------------------------------------------------------------------------
Kenneth E. Olivier (50)      Vice President                Executive Vice President                   --
                             (Officer since 1992)          (since 2002) and Director
                                                           of Dodge & Cox, Portfolio
                                                           Manager, and member of
                                                           Investment Policy Committee
----------------------------------------------------------------------------------------------------------------------------
John M. Loll (36)            Treasurer and Assistant       Vice President and Treasurer               --
                             Secretary (Officer since      (since 2000) of Dodge & Cox;
                             2000)                         prior to 2000, Fund
                                                           Administration and Accounting
                                                           Manager, Dodge & Cox
----------------------------------------------------------------------------------------------------------------------------
Thomas M. Mistele (49)       Secretary and Assistant       Vice President (since 1998),               --
                             Treasurer (Officer since      Secretary and General Counsel
                             2000)                         of Dodge & Cox
----------------------------------------------------------------------------------------------------------------------------
Independent Trustees
----------------------------------------------------------------------------------------------------------------------------
William F. Ausfahl (62)      Trustee (Since: 2002)         CFO, The Clorox Co. (1982-1997);           --
                                                           Director, The Clorox Co.
                                                           (1984-1997)
----------------------------------------------------------------------------------------------------------------------------
L. Dale Crandall (61)        Trustee (Since: 1999)         President, Kaiser Foundation       Director, Union BanCal
                                                           Health Plan, Inc. and Kaiser       Corporation (bank holding
                                                           Foundation Hospitals (2000-        company) and Union Bank of
                                                           2002); Executive Vice President    California (commercial bank)
                                                           --Finance and Administration &     (2001-Present); Director,
                                                           CFO, Kaiser Foundation Health      Covad Communications Group
                                                           Plan, Inc. and Kaiser              (broadband communications
                                                           Foundation Hospitals (1998-        services) (2002-Present);
                                                           2000); Executive Vice President    Director, Ansell Limited
                                                           & CFO, APL Limited (shipping)      (multinational manufacturing,
                                                           (1995-1998)                        wholesaling and retailing)
                                                                                              (2002-Present)
----------------------------------------------------------------------------------------------------------------------------
Thomas A. Larsen (53)        Trustee (Since: 2002)         Director in Howard, Rice,                  --
                                                           Nemerovski, Canady, Falk &
                                                           Rabkin (law firm)
----------------------------------------------------------------------------------------------------------------------------
Will C. Wood (63)            Trustee (Since: 1992)         Principal, Kentwood Associates,    Director, Banco Latinoamericano
                                                           Financial Advisers                 de Exportaciones S.A. (Latin
                                                                                              American Foreign Trade Bank)
                                                                                              (1999-Present); Director, Dover
                                                                                              Investment Corp. (real estate
                                                                                              development)(1992-Present)
----------------------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

           D O D G E & C O X                        D O D G E & C O X
           -----------------                        -----------------
              Income Fund
                                                       Income Fund
          Investment Manager                         Established 1989
              Dodge & Cox
          One Sansome Street
              35th Floor
       San Francisco, California
              94104-4443
            (415) 981-1710

          www.dodgeandcox.com
    For Fund literature and account
     information, please visit the
           Funds' web site.

           or write or call:
           Dodge & Cox Funds
  c/o Boston Financial Data Services
             P.O. Box 8422
         Boston, Massachusetts
              02266-8422
            (800) 621-3979

  This report is submitted for the
     general information of the
      shareholders of the Fund.
  The report is not authorized for
    distribution to prospective
    investors in the Fund unless
   it is accompanied by a current
           prospectus.

   This report reflects our views,
       opinions and portfolio
  holdings as of December 31, 2002,
   the end of the reporting period.
    The information provided is
    not a complete analysis of
   every aspect of any industry,
  security or the Fund. The Fund's
      portfolio composition may                       14th Annual Report
  change depending on market and                      December 31, 2002
     economic conditions. Although
     historical performance is no                            2002
     guarantee of future results,
      these insights may help you                     ------------------
     understand our investment                        ------------------
       management philosophy.                         ------------------

12/02 IF AR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return (income plus capital appreciation) of 10.8% versus 10.3% for the Lehman Aggregate Bond Index (LBAG Index). Total returns for longer periods are listed on the following page. While we are pleased with the Fund's performance in 2002, we would caution investors to temper their return expectations for the future, as the double-digit,
                                                       -----------------
annualized returns of the last three years are unlikely to be repeated in the
-----------------------------------------------------------------------------
near future.
------------

The Fund has total assets of $3.4 billion at year-end, and its share price rose from $12.20 at the end of 2001 to $12.77 on December 31, 2002. During the year, the Fund distributed income dividends of $0.66 per share, a short-term capital gain of $0.02 per share and a long-term capital gain of $0.03 per share.

A Challenging Market Environment
2002 offered one of the most challenging market environments in recent memory. On the positive side, in the wake of a slowing U.S. and world economy, interest rates declined significantly, causing prices of most fixed-income securities to rise. On the difficult side, the corporate bond market experienced unprecedented volatility, and the broad decline in interest rates led to both a surge in mortgage prepayments and lower reinvestment rates. At times we felt like we were tiptoeing through a minefield, but this environment also created many attractive investment opportunities during the year.

Concerns about credit quality roiled the corporate bond market. Geopolitical tension, slow U.S. and world economic growth, a third consecutive year of significant stock market declines, high-profile bankruptcies, numerous rating agency downgrades, management improprieties, accounting irregularities, and tighter lending standards by banks contributed to investor fear and uncertainty. Investors applied a higher risk premium to corporate bonds, causing these securities to generally underperform higher quality alternatives. Despite this difficult environment, certain sectors--such as banks, rails, healthcare and defense--fared well operationally, and their bonds delivered solid performance. In other sectors--among these telecom, merchant energy, airlines, auto and cable/media--operating fundamentals deteriorated, leading to bond price declines, rating downgrades and defaults.

Performance Commentary and Strategy
The Fund's corporate bond holdings, which comprised 37% of the Fund's total net assets at year-end, performed relatively well despite the challenging environment. In this bifurcated corporate bond market, our research-based security selection approach, focusing on the long-term credit fundamentals of the issuer and emphasizing securities with a call-protected structure, aided the Fund's performance. For example, the Fund's holdings of Eastman Chemical, Health Net, Walt Disney, Lockheed Martin, Bank One and Union Pacific each returned over 15%.

While the Fund held securities of issuers from underperforming sectors as well (e.g., Ford, American Airlines Enhanced Equipment Trusts, GMAC and AT&T Corp.), our independent research and long-term investment horizon gave us the confidence to continue to hold, and in many cases add to these issuers at attractive valuations. We also established new positions in AOL Time Warner, AT&T Wireless, Hewlett-Packard and CIT Group. As the corporate bond market staged a strong recovery in the last two months of the year, the Fund benefited from many of these additions.

The Fund's mortgage-related investments, which comprised 40% of the Fund's total net assets at year-end, feature "seasoned" Federal Agency pass-throughs, well-structured collateralized mortgage obligations (CMOs) and other mortgage-related securities including Fannie Mae pools of "re-performing" and "DUS" (multi-family) loans. These securities performed well on a duration/1/-adjusted basis and went a long way toward fulfilling their role in the Fund's portfolio-providing high quality, relatively stable cash flows (both principal and interest) over the intermediate term/2/.

The Fund's mortgage holdings share one common theme: due to underlying loan seasoning, borrower characteristics, and/or the securities' structures, they tend to exhibit more stable cash flows in changing interest rate environments than the newly issued, 30-year Federal Agency mortgage securities that dominate the mortgage component of the LBAG Index. In other words, we seek less volatile mortgage securities that have less prepayment risk in a declining rate environment and less extension risk in a rising rate environment/3/. These securities tend to trade at lower stated yields than new issue mortgage pass-throughs, but we believe they offer more attractive and predictable total returns over market cycles.

The Fund began the year with a 6% position in ten-year and thirty-year Treasury Inflation Protected Securities (TIPS). These holdings benefited the Fund's performance as real interest rates declined and inflation, as measured by the CPI (Consumer Price Index), increased 2.4% on a year-over-year basis. For the year, ten-year TIPS produced a 16.5% total return while the thirty-year TIPS returned 19.9%, besting both the Lehman Treasury Index and the LBAG Index. The lower real yields of late 2002 led us to reduce the Fund's TIPS position significantly as their prospective total return looked less appealing. (TIPS are not included in the LBAG Index).

Despite the high total return in 2002, the Fund did not escape the difficult credit environment unscathed. PG&E-National Energy Group defaulted on its semi-annual interest payment due November 15, and its securities ended the year down substantially from our purchase price. At year-end, this position represented 0.2% of the Fund's total net assets. We believe the ultimate recovery value from this security is likely to exceed its current price and have joined an informal bond creditors committee that is working with all of the company's creditors to negotiate a global restructuring of the company's obligations. Of course, there can be no assurance that the outcome of any restructuring will be a favorable one.

While we are very disappointed that this occurred--this is the only issuer default in the Fund's 14-year history--our fundamental research effort will continue to be the primary method of managing the Fund's credit exposure. Importantly, the harmful effect of this default on the Fund's total return was lessened by the Fund's diversification. This has reinforced our belief in the value of diversification as an important source of risk management.

1 / Dodge & Cox Income Fund

--------------------------------------------------------------------------------

Investment Outlook
Going forward, our shareholders should expect significantly lower returns than the Fund's 10.6% annualized return earned over the past three years. This three-year return, comprised of approximately 6% income return and just under 5% of price return, is unlikely to be repeated in the near future. U.S. Treasuries offer yields near 40-year lows, and the yield premiums of corporate and mortgage securities have recently declined as well. Therefore, our total return expectations for the coming few years are lower.

Ironically, at a time when deflation has emerged as a popular topic among investors, we believe that future inflation may be higher than expected, due in part to the fiscal and monetary stimulus of recent years. Because of this possibility and the low level of current rates, we have positioned the portfolio more defensively than the LBAG Index. We believe that our consistent, value-oriented approach will benefit the long-term return prospects of the Fund.

Dodge & Cox's Investment Team
Our 11-member Fixed-Income Strategy Committee is responsible for the policy and strategy of the Dodge & Cox Income Fund. Our fixed-income department includes this committee and ten additional security analysts/traders and assistants. We work closely with our 18 in-house industry analysts, who have both equity and credit research responsibilities. The strength of Dodge & Cox is in the collective judgment of our investment professionals, who have worked together through many market environments, consistently applying our investment philosophy. Personnel turnover has been low which is largely attributable to Dodge & Cox being an independent firm, owned entirely by active employees. This stability means that we benefit from the knowledge base that our team continues to build over the years.

In Closing
Max Gutierrez, Jr. retired after over 17 years as an Independent Trustee of the Dodge & Cox Funds. We greatly appreciate his wise counsel and many years of hard work on behalf of the Funds, and we wish him well. We are pleased to welcome Thomas A. Larsen and William F. Ausfahl, who joined the Funds as new Independent Trustees in February 2002.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
--------------------------
Harry R. Hagey, Chairman

/s/ A. Horton Shapiro
-------------------------------------------
A. Horton Shapiro, Executive Vice President

January 31, 2003


Ten Years of Investment Performance
--------------------------------------------------------------------------------
through December 31, 2002 (in thousands)

                        [PERFORMANCE GRAPH APPEARS HERE]


                 Dodge & Cox Income Fund          LBAG
Dec-92                    $10,000                 $10,000
Dec-93                    $11,312                 $11,124
Dec-94                    $11,328                 $11,126
Dec-95                    $13,065                 $12,707
Dec-96                    $13,473                 $13,081
Dec-97                    $14,820                 $14,347
Dec-98                    $16,018                 $15,592
Dec-99                    $15,890                 $15,462
Dec-00                    $17,594                 $17,259
Dec-01                    $19,412                 $18,711
Dec-02                    $21,500                 $20,633

- Dodge & Cox Income Fund $21,500
- LBAG $20,633

Average annual total return for periods ended December 31, 2002

                                        1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Dodge & Cox
 Income Fund                             10.75%          7.71%          7.95%
Lehman Brothers
 Aggregate
 Bond Index (LBAG)                       10.27           7.54           7.51
--------------------------------------------------------------------------------

For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.

/1/ Duration is a measure of price sensitivity to changes in interest rates. /2/ The Fund's yield and share price are not guaranteed and may vary with market conditions.
/3/ Early repayment of principal of mortgage-related securities (e.g., prepayment of principal due to sale of the underlying property, refinancing or foreclosure) could expose the Fund to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and volatility of a mortgage-related security.

                                                     Dodge & Cox Income Fund / 2

Fund Information                                              December 31, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $12.77
Total Net Assets (millions)                                               $3,405
30-Day SEC Yield/1/                                                        4.55%
2002 Expense Ratio                                                         0.45%
2002 Portfolio Turnover                                                      31%
Fund Inception Date                                                         1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 14 years, and by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 22 years.

Portfolio Characteristics                                         Fund     LBAG
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                   186    6,978
Average Quality                                                      AA      AA+
Average Maturity (years)                                            7.5      6.8
Effective Duration (years)                                          3.8      3.8

Credit Quality Ratings/3/                                         Fund     LBAG
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                             57.4%    69.8%
Aaa/AAA                                                            1.0      6.6
Aa/AA                                                              0.1      4.9
A/A                                                                8.0      9.8
Baa/BBB                                                           22.6      8.9
Ba/BB                                                              3.1      0.0
B/B and below                                                      2.9      0.0
Cash Equivalents                                                   4.9      0.0

Asset Allocation
--------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                   95.1%
Cash Equivalents:                                                           4.9%



Sector Breakdown                                                  Fund     LBAG
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                               17.2%    34.8%
Federal Agency CMO and REMIC/2/                                   17.1      0.0
Federal Agency Mortgage Pass-Through                              23.1     35.0
Asset-Backed                                                       1.0      3.9
Corporate                                                         36.7     22.3
Non-Corporate Yankee                                               0.0      4.0
Cash Equivalents                                                   4.9      0.0

Maturity Breakdown                                                Fund     LBAG
--------------------------------------------------------------------------------
0-1 Years to Maturity                                             11.1%     0.0%
1-5                                                               47.3     60.4
5-10                                                              27.1     24.6
10-15                                                              1.8      3.1
15-20                                                              1.5      3.9
20-25                                                              4.1      3.5
25 and Over                                                        7.1      4.5

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.

/3/ For presentation purposes only: when a security is split-rated, the lower of either the Moody's or Standard & Poor's rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments                                       December 31, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES: 95.1%
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 17.2%
U.S. TREASURY: 15.0%
$61,018,870 U.S. Treasury Inflation-Indexed Note, 3.375%,
             1/15/12                                                $ 66,701,252
 75,000,000 U.S. Treasury Note, 6.25%, 2/15/03                        75,445,350
 50,070,000 U.S. Treasury Note, 5.75%, 8/15/03                        51,468,455
 50,000,000 U.S. Treasury Note, 4.25%, 11/15/03                       51,298,850
 50,000,000 U.S. Treasury Note, 3.375%, 4/30/04                       51,353,500
 50,000,000 U.S. Treasury Note, 2.25%, 7/31/04                        50,656,250
 25,000,000 U.S. Treasury Note, 6.75%, 5/15/05                        27,872,075
 75,000,000 U.S. Treasury Note, 5.00%, 8/15/11                        82,242,150
 50,000,000 U.S. Treasury Note, 4.375%, 8/15/12                       52,263,650
                                                                     -----------
                                                                     509,301,532

GOVERNMENT AGENCY: 2.2%
 10,000,000 Govt. Small Business Admin. 504  Series 2002-20 L,
             5.10%, 12/1/22                                           10,316,973
  4,637,151 Govt. Small Business Admin. 504 Series 97-20E,
             7.30%, 5/1/17                                             5,285,518
  4,676,275 Govt. Small Business Admin. 504 Series 97-20J,
             6.55%, 10/1/17                                            5,214,346
 18,722,365 Govt. Small Business Admin. 504 Series 98-20C,
             6.35%, 3/1/18                                            20,760,579
  6,691,065 Govt. Small Business Admin. 504 Series 98-20H,
             6.15%, 8/1/18                                             7,366,551
  3,804,548 Govt. Small Business Admin. 504 Series 98-20L,
             5.80%, 12/1/18                                            4,127,810
  4,452,046 Govt. Small Business Admin. 504 Series 99-20C,
             6.30%, 3/1/19                                             4,929,559
 11,882,396 Govt. Small Business Admin. 504 Series 99-20G,
             7.00%, 7/1/19                                            13,502,584
  4,393,419 Govt. Small Business Admin. 504 Series 99-20I,
             7.30%, 9/1/19                                             5,049,428
                                                                    ------------
                                                                      76,553,348
                                                                    ------------
                                                                     585,854,880
FEDERAL AGENCY CMO AND REMIC/(a)/: 17.1%
  1,700,374 Federal Home Loan Mtge. Corp., 8.00%, 4/15/07              1,772,971
 12,014,313 Federal Home Loan Mtge. Corp., 6.00%, 8/15/08             12,802,070
 20,100,000 Federal Home Loan Mtge. Corp., 6.00%, 10/15/08            21,914,574
 27,000,000 Federal Home Loan Mtge. Corp., 6.00%, 12/15/14            28,267,123
 20,000,000 Federal Home Loan Mtge. Corp., 6.50%, 4/15/22             20,862,492
 10,000,000 Federal Home Loan Mtge. Corp., 6.00%, 6/17/22             10,636,024
 33,953,330 Federal Home Loan Mtge. Corp., 7.194%, 7/25/33            36,745,774
 38,350,000 Federal Home Loan Mtge. Corp., 7.50%, 1/1/43              41,537,652
 35,000,000 Federal Natl. Mtge. Assn., 6.00%, 7/25/14                 36,612,229
 29,349,000 Federal Natl. Mtge. Assn., 6.00%, 9/25/14                 30,748,205
  5,059,378 Federal Natl. Mtge. Assn., 7.00%, 3/25/21                  5,067,305

PAR VALUE                                                           MARKET VALUE
$17,000,000 Federal Natl. Mtge. Assn., 6.25%, 3/25/23               $ 17,784,280
  9,000,000 Federal Natl. Mtge. Assn., 6.00%, 6/25/23                  9,524,708
 14,017,543 Federal Natl. Mtge. Assn., 6.00%, 7/25/24                 14,648,784
 21,604,497 Federal Natl. Mtge. Assn., 7.50%, 7/25/28                 23,310,604
 18,773,000 Federal Natl. Mtge. Assn., 6.00%, 1/25/32                 19,641,610
 23,150,678 Federal Natl. Mtge. Assn., 7.00%, 6/25/32                 24,614,264
 36,411,683 Federal Natl. Mtge. Assn., 7.00%, 12/25/41                39,051,530
 44,351,481 Federal Natl. Mtge. Assn., 6.50%, 6/25/42                 47,504,543
 18,600,468 Federal Natl. Mtge. Assn., 7.00%, 6/25/42                 19,765,043
 40,316,460 Federal Natl. Mtge. Assn., 7.00%, 6/25/42                 43,935,709
 10,961,067 Federal Natl. Mtge. Assn., 7.00%, 3/25/45                 11,692,937
 12,616,000 Veterans Affairs Vendee Mtge. Trust,
             7.00%, 6/15/10                                           13,418,882
  1,868,518 Veterans Affairs Vendee Mtge. Trust,
             9.292%, 5/15/25                                           2,057,724
 34,645,299 Veterans Affairs Vendee Mtge. Trust,
             7.50%, 6/15/27                                           40,022,572
  5,764,437 Veterans Affairs Vendee Mtge. Trust,
             8.098%, 10/15/27                                          6,484,184
                                                                    ------------
                                                                     580,423,793
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 23.1%
    126,376 Federal Home Loan Mtge. Corp.,
             8.00%, 12/1/03                                              128,106
        302 Federal Home Loan Mtge. Corp.,
             7.00%, 3/1/06                                                   302
     13,386 Federal Home Loan Mtge. Corp.,
             7.00%, 9/1/06                                                13,760
     35,877 Federal Home Loan Mtge. Corp.,
             7.25%, 1/1/08                                                36,777
     25,677 Federal Home Loan Mtge. Corp.,
             8.00%, 1/1/08                                                26,338
     86,541 Federal Home Loan Mtge. Corp.,
             8.00%, 1/1/08                                                91,846
     46,574 Federal Home Loan Mtge. Corp.,
             7.50%, 10/1/08                                               49,322
  1,381,802 Federal Home Loan Mtge. Corp.,
             7.00%, 11/1/08                                            1,469,089
    117,976 Federal Home Loan Mtge. Corp.,
             8.00%, 5/1/09                                               124,686
     19,420 Federal Home Loan Mtge. Corp.,
             8.25%, 5/1/09                                                20,459
    140,918 Federal Home Loan Mtge. Corp.,
             8.00%, 8/1/09                                               148,637
  4,421,368 Federal Home Loan Mtge. Corp.,
             6.50%, 2/1/11                                             4,694,163
 28,474,647 Federal Home Loan Mtge. Corp.,
             6.00%, 6/1/11                                            30,053,219
  6,494,932 Federal Home Loan Mtge. Corp.,
             6.00%, 7/1/11                                             6,860,230
  7,357,955 Federal Home Loan Mtge. Corp.,
             7.00%, 12/1/11                                            7,841,823
  3,601,571 Federal Home Loan Mtge. Corp.,
             7.00%, 3/1/12                                             3,838,415

See accompanying Notes to Financial Statements       Dodge & Cox Income Fund / 4

Portfolio of Investments                                       December 31, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH (continued)
$  9,904,289 Federal Home Loan Mtge. Corp., 6.50%, 4/1/12           $ 10,515,376
         923 Federal Home Loan Mtge. Corp., 6.50%, 6/1/12                    932
  10,515,079 Federal Home Loan Mtge. Corp., 6.50%, 6/1/12             11,149,497
   8,444,023 Federal Home Loan Mtge. Corp., 6.00%, 4/1/13              8,876,117
   5,127,571 Federal Home Loan Mtge. Corp., 6.00%, 5/1/13              5,389,957
   9,897,441 Federal Home Loan Mtge. Corp., 6.00%, 12/1/13            10,434,399
  48,892,721 Federal Home Loan Mtge. Corp., 6.00%, 12/1/13            51,394,637
  27,469,057 Federal Home Loan Mtge. Corp., 6.00%, 4/1/14             28,874,691
  52,667,730 Federal Home Loan Mtge. Corp., 6.50%, 7/1/14             55,812,854
   6,384,418 Federal Home Loan Mtge. Corp., 6.50%, 11/1/14             6,765,672
  20,467,643 Federal Home Loan Mtge. Corp., 6.00%, 2/1/15             21,515,004
   9,822,103 Federal Home Loan Mtge. Corp., 7.90%, 2/1/21             10,644,501
   9,131,364 Federal Natl. Mtge. Assn., 6.825%, 5/1/06                10,051,851
   1,606,671 Federal Natl. Mtge. Assn., 7.50%, 9/1/07                  1,698,248
      28,171 Federal Natl. Mtge. Assn., 6.25%, 12/1/07                    28,295
   3,903,292 Federal Natl. Mtge. Assn., 7.00%, 7/1/08                  4,150,485
   9,507,673 Federal Natl. Mtge. Assn., 5.90%, 12/1/08                10,426,450
   4,407,459 Federal Natl. Mtge. Assn., 6.50%, 12/1/08                 4,671,399
   7,929,344 Federal Natl. Mtge. Assn., 5.50%, 6/1/09                  8,345,289
   3,458,859 Federal Natl. Mtge. Assn., 6.50%, 7/1/09                  3,665,993
   8,901,822 Federal Natl. Mtge. Assn., 6.724%, 7/1/09                10,097,125
   1,070,691 Federal Natl. Mtge. Assn., 8.00%, 8/1/10                  1,138,931
   5,740,272 Federal Natl. Mtge. Assn., 7.00%, 12/1/10                 6,121,948
   4,068,396 Federal Natl. Mtge. Assn., 7.00%, 12/1/11                 4,337,459
     590,381 Federal Natl. Mtge. Assn., 8.00%, 1/1/12                    638,694
  29,876,816 Federal Natl. Mtge. Assn., 6.017%, 4/1/12                33,003,788
  13,994,477 Federal Natl. Mtge. Assn., 6.50%, 11/1/12                14,834,762
       4,196 Federal Natl. Mtge. Assn., 6.50%, 1/1/13                      4,321
  18,265,715 Federal Natl. Mtge. Assn., 6.00%, 4/1/13                 19,192,721
  19,287,648 Federal Natl. Mtge. Assn., 6.00%, 3/1/14                 20,266,518
  14,448,446 Federal Natl. Mtge. Assn., 6.00%, 6/1/14                 15,173,185
  57,815,973 Federal Natl. Mtge. Assn., 5.50%, 9/1/14                 60,523,508
 121,774,991 Federal Natl. Mtge. Assn., 5.50%, 9/1/14                127,477,742
   5,993,148 Federal Natl. Mtge. Assn., 7.50%, 11/1/14                 6,390,523
  44,051,639 Federal Natl. Mtge. Assn., 5.50%, 8/1/15                 46,114,587
   6,645,140 Federal Natl. Mtge. Assn., 7.15%, 10/1/15                 7,702,200
     626,322 Federal Natl. Mtge. Assn., 8.00%, 8/1/22                    668,657

PAR VALUE                                                           MARKET VALUE
 $   918,807 Govt. Natl. Mtge. Assn., 7.25%, 2/15/06                 $   946,919
   1,511,689 Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   1,578,718
   5,489,583 Govt. Natl. Mtge. Assn., 7.00%, 4/15/09                   5,898,049
   5,908,107 Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                   6,295,626
   2,934,007 Govt. Natl. Mtge. Assn., 7.50%, 9/15/17                   3,148,138
     850,035 Govt. Natl. Mtge. Assn., 7.80%, 6/15/20                     929,712
     593,551 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                     649,186
     610,960 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                     668,227
   1,753,529 Govt. Natl. Mtge. Assn., 7.80%, 8/15/20                   1,917,893
   1,008,626 Govt. Natl. Mtge. Assn., 7.80%, 9/15/20                   1,103,168
     565,627 Govt. Natl. Mtge. Assn., 7.80%, 10/15/20                    618,645
     682,848 Govt. Natl. Mtge. Assn., 7.80%, 11/15/20                    746,854
     813,520 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                     888,932
   2,197,120 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                   2,400,790
  27,404,327 Govt. Natl. Mtge. Assn., 7.50%, 11/15/24                 29,457,668
  17,872,816 Govt. Natl. Mtge. Assn., 7.50%, 5/15/25                  19,212,355
  14,361,093 Govt. Natl. Mtge. Assn., 7.00%, 5/15/28                  15,329,609
                                                                    ------------
                                                                     785,285,977
ASSET-BACKED SECURITIES: 1.0%
  16,465,000 CA Infrastructure and Econ. Dev. Bank
             Special Purpose Trust PGE-1 Rate
             Reduction Ctf. 1997-1 A-7,
             6.42%, 9/25/08                                           17,923,213
 12,780,000 CA Infrastructure and Econ. Dev. Bank
             Special Purpose Trust SCE-1 Rate
             Reduction Ctf. 1997-1 A-6,
             6.38%, 9/25/08                                           13,957,547
  3,673,371 ComEd Transitional Funding Trust Notes
             Series 1998-1 Class A-4,
             5.39%, 6/25/05                                            3,728,686
                                                                    ------------
                                                                      35,609,446
CORPORATE: 36.7%
INDUSTRIAL: 19.8%
 15,000,000 AOL Time Warner, Inc., 7.625%, 4/15/31                    15,416,760
 32,450,000 AOL Time Warner, Inc., 7.70%, 5/1/32                      33,771,786
 31,600,000 AT&T Corp., 7.80%, 11/15/11                               34,538,990
 51,500,000 AT&T Corp., 8.50%, 11/15/31                               56,764,999
  8,500,000 AT&T Wireless Services, Inc.,
             8.75%, 3/1/31                                             8,330,000
 22,500,000 American Home Products Corp.,
             6.70%, 3/15/11                                           25,075,125
 18,050,000 Dana Corp., 7.00%, 3/1/29                                 12,725,250
 10,985,000 Deere & Co., 6.95%, 4/25/14                               12,941,560
  5,000,000 Dillard's, Inc., 7.375%, 6/1/06                            4,950,000
 15,842,000 Dillard's, Inc., 7.13%, 8/1/18                            13,624,120
  5,000,000 Eastman Chemical Co., 6.375%, 1/15/04                      5,190,870
 20,750,000 Eastman Chemical Co., 7.25%, 1/15/24                      22,419,877
 25,342,000 HCA-The Healthcare Company,
             8.75%, 9/1/10                                            29,166,032
 15,015,000 HCA-The Healthcare Company,
             7.875%, 2/1/11                                           16,462,266
 15,500,000 Health Net, Inc., 8.375%, 4/15/11                         17,871,314
 35,065,000 Hewlett-Packard Co., 5.50%, 7/1/07                        37,606,862
 15,000,000 Lockheed Martin Corp., 7.65%, 5/1/16                      18,531,450

5 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Portfolio of Investments                                       December 31, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                          MARKET VALUE
CORPORATE (continued)
 $10,520,000 Lockheed Martin Corp., 7.75%, 5/1/26                  $ 12,783,599
   5,000,000 May Department Stores Co., 8.00%, 7/15/12                5,902,985
   7,105,000 May Department Stores Co., 7.625%, 8/15/13               8,249,843
  12,500,000 May Department Stores Co., 7.60%, 6/1/25                14,199,375
     500,000 May Department Stores Co., 8.75%, 5/15/29                  626,443
  22,620,000 May Department Stores Co., 7.875%, 3/1/30               26,424,526
   7,600,000 May Department Stores Co., 7.875%, 8/15/36,
              Callable 2016                                           8,407,021
  14,065,000 Nordstrom, Inc., 8.95%, 10/15/05                        15,920,792
  29,376,000 Raychem Corp., 8.20%, 10/15/08                          28,296,902
  11,490,000 Raytheon Co., 6.75%, 8/15/07                            12,740,893
   5,100,000 Raytheon Co., 6.15%, 11/1/08                             5,502,028
  10,050,000 Raytheon Co., 6.55%, 3/15/10                            10,893,356
   9,277,000 Time Warner Entertainment, 8.375%, 3/15/23              10,439,232
  35,100,000 Time Warner Entertainment, 8.375%, 7/15/33              39,745,099
  15,734,000 Walt Disney Co., 7.55%, 7/15/93, Callable 2023          17,254,062
  10,000,000 Xerox Corp., 5.50%, 11/15/03                             9,750,000
  12,000,000 Xerox Corp., 7.15%, 8/1/04                              11,580,000
  30,000,000 Xerox Corp., 9.75%, 1/15/09(e)                          28,800,000
   7,500,000 Xerox Corp., 7.20%, 4/1/16                               5,625,000
  36,760,000 Xerox Corp., 6.25%, 11/15/26, Putable 2003              35,841,000
                                                                 --------------
                                                                    674,369,417
 FINANCE: 12.7%
  11,995,000 Bank One Capital III (b), 8.75%, 9/1/30                 15,091,677
  12,775,000 Bank One Corp., 7.625%, 8/1/05                          14,393,988
   6,640,000 BankAmerica Capital II (b),
              8.00%, 12/15/26, Callable 2006                          7,499,648
  10,015,000 CIGNA Corp., 7.00%, 1/15/11                             10,369,591
   1,090,000 CIGNA Corp., 7.65%, 3/1/23                               1,032,210
  22,615,000 CIGNA Corp., 7.875%, 5/15/27                            22,334,258
   5,000,000 CIT Group, Inc., 6.50%, 2/7/06                           5,265,585
  20,070,000 CIT Group, Inc., 7.375%, 4/2/07                         21,880,495
  15,000,000 CIT Group, Inc., 5.75%, 9/25/07                         15,538,155
   6,045,000 Citicorp Capital Trust I(b),
              7.933%, 2/15/27, Callable 2007                          6,743,784
   4,085,000 Citicorp Capital Trust II,(b)
              8.015%, 2/15/27, Callable 2007                          4,570,261
  21,175,000 EOP Operating Limited Partnership(d),
              8.375%, 3/15/06                                        23,801,547
  17,240,000 EOP Operating Limited Partnership(d),
              6.80%, 1/15/09                                         18,698,176
   4,015,000 First Nationwide Bank, 10.00%, 10/1/06                   4,783,780
  14,700,000 Ford Motor Credit Co., 5.80%, 1/12/09                   13,634,162
  72,000,000 Ford Motor Credit Co., 7.25%, 10/25/11                  69,960,672

PAR VALUE                                                          MARKET VALUE
  $36,100,000 GMAC, 8.875%, 6/1/10, Putable 2005                 $   39,897,864
   28,825,000 GMAC, 6.875%, 9/15/11                                  28,746,020
    7,215,000 John Deere Capital Corp., 7.00%, 3/15/12                8,365,259
    7,500,000 Republic New York Corp., 7.20%, 7/15/97                 7,870,867
   10,545,000 Safeco Corp., 7.875%, 3/15/03                          10,655,849
   35,075,000 Safeco Corp., 7.25%, 9/1/12                            38,954,295
   13,250,000 St. Paul Companies, Inc., 7.875%, 4/15/05              14,495,858
   27,360,000 UNUMProvident Corp., 7.625%, 3/1/11                    27,323,666
                                                                 --------------
                                                                    431,907,667
TRANSPORTATION: 4.0%
   54,500,000 American Airlines Pass Through Trust,
               7.858%, 10/1/11                                       52,868,188
    3,640,650 American Airlines Pass Through Trust,
               6.978%, 4/1/11                                         3,516,517
   13,692,916 Burlington Northern Santa Fe Railway,
               7.57%, 1/2/21                                         16,209,263
    7,262,000 Canadian Pacific Ltd.(c) (Canada),
               9.45%, 8/1/21                                         10,086,940
   21,250,000 Consolidated Rail Corp., 9.75%, 6/15/20                28,348,244
    6,826,906 Union Pacific Corp., 6.85%, 1/2/19                      7,777,552
   16,402,162 Union Pacific Corp., 6.70%, 2/23/19                    18,182,288
                                                                 --------------
                                                                    136,988,992
UTILITIES: 0.2%
   17,980,000 PG&E National Energy Group, Inc.(f),
               10.375%, 5/16/11                                       6,832,400
                                                                 --------------
                                                                  1,250,098,476
                                                                 --------------
Total Fixed-Income Securities (cost $3,097,047,975)               3,237,272,572
                                                                 --------------

SHORT-TERM INVESTMENTS: 8.7%
--------------------------------------------------------------------------------
   16,944,856 SSgA Prime Money Market Fund                           16,944,856
  278,674,000 State Street Repurchase Agreement, 0.93%, 1/2/03
               (collateralized by U.S. Treasury Securities, value
               $284,270,898)                                        278,674,000
                                                                 --------------
Total Short-Term Investments (cost $295,618,856)                    295,618,856
                                                                 --------------

TOTAL INVESTMENTS (cost $3,392,666,831)              103.8%       3,532,891,428
OTHER ASSETS LESS LIABILITIES                         (3.8)        (128,289,090)
                                                     -----       --------------
TOTAL NET ASSETS                                       100%      $3,404,602,338
                                                     -----       --------------

(a)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(b)  Cumulative Preferred Securities
(c)  Foreign securities denominated in U.S. dollars
(d) EOP Operating LP is the operating partnership of Equity Office Properties Trust
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)  Non-income producing--security in default.

See accompanying Notes to Financial Statements       Dodge & Cox Income Fund / 6

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                               December 31, 2002
Assets:
Investments, at market value
 (identified cost $3,392,666,831)                                 $3,532,891,428
Cash                                                                   4,956,493
Receivable for paydowns on
 mortgage-backed securities                                               45,081
Receivable for Fund shares sold                                       19,621,857
Interest receivable                                                   40,333,048
Prepaid expenses                                                          23,262
                                                                  --------------
                                                                   3,597,871,169
                                                                  --------------
Liabilities:
Payable for investments purchased                                    164,104,034
Payable for Fund shares redeemed                                      27,587,422
Management fees payable                                                1,128,977
Accounts payable                                                         448,398
                                                                  --------------
                                                                     193,268,831
                                                                  --------------
Net Assets                                                        $3,404,602,338
                                                                  --------------
Net Assets Consist of:
Paid in capital                                                   $3,262,218,950
Accumulated undistributed
 net investment income                                                 1,565,526
Accumulated undistributed net
 realized gain on investments                                            593,265
Net unrealized appreciation on investments                           140,224,597
                                                                  --------------
                                                                  $3,404,602,338
                                                                  --------------
Beneficial shares outstanding (par value
 $0.01 each, unlimited shares authorized)                            266,622,963
Net asset value per share                                         $        12.77

Statement of Operations
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 2002
Investment Income:
Interest                                                          $  142,758,797
                                                                  --------------
Expenses:
Management fees (Note 2)                                               9,421,276
Custodian and fund accounting fees                                        93,267
Transfer agent fees                                                      567,073
Professional fees                                                         41,204
Shareholder reports                                                      138,249
Registration fees                                                        253,590
Trustees' fees (Note 2)                                                   26,277
Miscellaneous                                                             18,012
                                                                  --------------
                                                                      10,558,948
                                                                  --------------
Net Investment Income                                                132,199,849
                                                                  --------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                     14,419,864
 Net unrealized appreciation on investments                          105,419,204
                                                                  --------------
 Net realized and unrealized
  gain on investments                                                119,839,068
                                                                  --------------
Net Increase in Net Assets from Operations                        $  252,038,917
                                                                  --------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                              Year Ended             Year Ended
                                       December 31, 2002      December 31, 2001
Operations:
Net investment income                     $  132,199,849         $   78,643,855
Net realized gain                             14,419,864              6,386,247
Net unrealized appreciation                  105,419,204             33,325,700
                                          -------------------------------------
Net increase in net assets
 from operations                             252,038,917            118,355,802
                                          -------------------------------------

Distributions to
Shareholders From:
Net investment income                       (131,199,485)           (78,563,286)
Net realized gain                            (14,116,782)            (8,003,149)
                                          -------------------------------------
Total distributions                         (145,316,267)           (86,566,435)
                                          -------------------------------------

Beneficial Share Transactions:
Amounts received from
 sale of shares                            2,446,118,217            820,982,707
Net asset value of shares issued in
 reinvestment of distributions               127,404,686             72,968,795
Amounts paid for
 shares redeemed                            (787,759,403)          (434,406,460)
                                          -------------------------------------
Net increase from beneficial
 share transactions                        1,785,763,500            459,545,042
                                          -------------------------------------
Total increase in net assets               1,892,486,150            491,334,409

Net Assets:
Beginning of year                          1,512,116,188          1,020,781,779
                                          -------------------------------------
End of year (including undistributed
 net investment income of $1,565,526
 and $565,162, respectively)              $3,404,602,338         $1,512,116,188
                                          -------------------------------------

Shares sold                                  195,529,467             66,929,167
Shares issued in reinvestment
 of distributions                             10,145,746              6,002,513
Shares redeemed                              (62,961,345)           (35,506,604)
                                          -------------------------------------
Net increase in
 shares outstanding                          142,713,868             37,425,076
                                          -------------------------------------

7 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1

Dodge & Cox Income Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars.
(b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
(e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

Under a written agreement, the Fund pays an annual management fee of 5/10 of 1% of the Fund's average daily net asset value up to $100 million and 4/10 of 1% of the Fund's average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in 2002 include $137,069,137 of ordinary income ($0.68 per share) and $8,247,130 of long-term capital gain ($0.03 per share). At December 31, 2002, the tax basis components of accumulated undistributed income and net realized gain include $2,498,239 of ordinary income and $593,265 of long-term capital gain, which differ in total from amounts reported in the financial statements due to temporary differences between financial statement and tax treatments for defaulted fixed-income securities. For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $2,342,765,788 and $672,251,388, respectively, of which U.S. government obligations aggregated $1,606,404,984 and $551,965,629 respectively. At December 31, 2002, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $140,224,597, of which $160,001,207 represented appreciated securities and $19,776,610 represented depreciated securities.

                                                    Dodge & Cox Income Fund / 8

Financial Highlights

------------------------------------------------------------------------------
SELECTED DATA AND RATIOS (for a share
outstanding throughout each year)                       Year Ended December 31,
------------------------------------------------------------------------------
                                         2002    2001    2000     1999    1998
 Net asset value, beginning of
  year                                 $12.20  $11.80  $11.40   $12.25  $12.08

 Income from investment operations:
  Net investment income                   .66     .74     .77      .72     .72
  Net realized and unrealized
   gain (loss)                            .62     .46     .41     (.82)    .23
                                       ---------------------------------------
  Total from investment
   operations                            1.28    1.20    1.18     (.10)    .95
                                       ---------------------------------------
 Distributions to shareholders from:
  Net investment income                  (.66)   (.74)   (.78)    (.71)   (.72)
  Net realized gain                      (.05)   (.06)     --     (.04)   (.06)
                                       ---------------------------------------
  Total distributions                    (.71)   (.80)   (.78)    (.75)   (.78)
                                       ---------------------------------------
 Net asset value, end of year          $12.77  $12.20  $11.80   $11.40  $12.25
                                       ---------------------------------------
 Total return                           10.75%  10.32%  10.70%    (.81)%  8.08%

 Ratios/supplemental data:
  Net assets, end of year
   (millions)                          $3,405  $1,512  $1,021     $974    $952
  Ratio of expenses to average
   net assets                             .45%    .45%    .46%     .46%    .47%
  Ratio of net investment income
   to average net assets                 5.67%   6.18%   6.67%    6.10%   6.00%
  Portfolio turnover rate                  31%     40%     34%      24%     35%

------------------------------------------------------------------------------

9 / Dodge & Cox Income Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2003




Special 2002 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund hereby designates $8,247,130 of its distributions paid to shareholders in 2002 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 20%).

                                                    Dodge & Cox Income Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------


Name (Age) and Address*        Position with Trust            Principal Occupation                  Other Directorships
                               (Time Served)                  During Past 5 Years                   Held by Trustees
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees & Officers
------------------------------------------------------------------------------------------------------------------------------------
Harry R. Hagey (61)            Chairman and Trustee           Chairman, Chief                                    --
                               (Trustee since 1975)           Executive Officer and
                                                              Director of Dodge & Cox,
                                                              Portfolio Manager, and
                                                              member of Investment
                                                              Policy Committee

------------------------------------------------------------------------------------------------------------------------------------
John A. Gunn (59)              President and Trustee          President, Chief                                   --
                               (Trustee since 1985)           Investment Officer and
                                                              Director of Dodge & Cox,
                                                              Portfolio Manager, and
                                                              member of Investment
                                                              Policy Committee, Fixed
                                                              Income Strategy Committee,
                                                              and International Investment
                                                              Policy Committee

------------------------------------------------------------------------------------------------------------------------------------
Dana M. Emery (41)             Vice President and Trustee     Senior Vice President                              --
                               (Trustee since 1993)           (since 1998) and Director of
                                                              Dodge & Cox, Manager--Fixed
                                                              Income, and member of Investment
                                                              Policy Committee and Fixed Income
                                                              Strategy Committee

------------------------------------------------------------------------------------------------------------------------------------
A. Horton Shapiro (63)         Executive Vice President       Senior Vice President                              --
                               (Officer since 1985)           and Director of Dodge & Cox,
                                                              Portfolio Manager, and member
                                                              of Investment Policy Committee
                                                              and Fixed Income Strategy
                                                              Committee

------------------------------------------------------------------------------------------------------------------------------------
Katherine Herrick Drake (48)   Vice President                 Vice President of Dodge                            --
                               (Officer since 1993)           & Cox, Portfolio Manager, and
                                                              member of Investment Policy
                                                              Committee

------------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Olivier (50)        Vice President                 Executive Vice President                           --
                               (Officer since 1992)           (since 2002) and Director of
                                                              Dodge & Cox, Portfolio Manager,
                                                              and member of Investment Policy
                                                              Committee

------------------------------------------------------------------------------------------------------------------------------------
John M. Loll (36)              Treasurer and Assistant        Vice President and                                 --
                               Secretary                      Treasurer (since 2000) of Dodge
                               (Officer since 2000)           &  Cox; prior to 2000, Fund
                                                              Administration and Accounting
                                                              Manager, Dodge & Cox

------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Mistele (49)         Secretary and Assistant        Vice President (since 1998),                       --
                               Treasurer                      Secretary and General
                               (Officer since 2000)           Counsel of Dodge & Cox

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
William F. Ausfahl (62)        Trustee (Since: 2002)          CFO, The Clorox Co. (1982-1997);                   --
                                                              Director, The Clorox Co. (1984-1997)

------------------------------------------------------------------------------------------------------------------------------------
L. Dale Crandall (61)          Trustee (Since: 1999)          President, Kaiser                     Director, Union BanCal
                                                              Foundation Health Plan,               Corporation (bank holding
                                                              Inc. and Kaiser                       company) and Union Bank of
                                                              Foundation Hospitals (2000-2002);     California (commercial bank)
                                                              Executive Vice President--Finance     (2001-Present); Director, Covad
                                                              and Administration & CFO, Kaiser      Communications Group (broadband
                                                              Foundation Health Plan, Inc.          communications services)
                                                              and Kaiser Foundation Hospitals       (2002-Present); Director, Ansell
                                                              (1998-2000); Executive Vice           Limited  (multinational
                                                              President & CFO, APL Limited          manufacturing, wholesaling and
                                                              (shipping) (1995-1998)                retailing) (2002-Present)

------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Larsen (53)          Trustee (Since: 2002)          Director in Howard, Rice,                          --
                                                              Nemerovski, Canady, Falk &
                                                              Rabkin (law firm)

------------------------------------------------------------------------------------------------------------------------------------

Will C. Wood (63)              Trustee (Since: 1992)          Principal, Kentwood Associates,       Director, Banco Latinoamericano
                                                              Financial Advisers                    de Exportaciones S.A. (Latin
                                                                                                    American Foreign Trade Bank)
                                                                                                    (1999-Present); Director, Dover
                                                                                                    Investment Corp. (real estate
                                                                                                    development) (1992-Present)

------------------------------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

           D O D G E & C O X                           D O D G E & C O X
           -----------------                           -----------------
        International Stock Fund
                                                         International
         www.dodgeandcox.com                              Stock Fund
   For Fund literature and account                      Established 2001
    information, please visit the
          Funds' web site.

          or write or call:

          Dodge & Cox Funds
 c/o Boston Financial Data Services
            P.O. Box 8422
        Boston, Massachusetts
             02266-8422
           (800) 621-3979

         Investment Manager
             Dodge & Cox
         One Sansome Street
             35th Floor
      San Francisco, California
             94104-4443
           (415) 981-1710

 This report is submitted for the
    general information of the
    shareholders of the Fund.
 The report is not authorized for
   distribution to prospective
   investors in the Fund unless
  it is accompanied by a current
           prospectus.

 This report reflects our views,
 opinions and portfolio holdings
 as of December 31, 2002, the end
   of the reporting period. The
  information provided is not a
    complete analysis of every
     aspect of any industry,                           2nd Annual Report
 security or the Fund. The Fund's                      December 31, 2002
 portfolio composition may change
 depending on market and economic                            2002
 conditions. Although historical
  performance is no guarantee of
  future results, these insights
   may help you understand our                         -----------------
      investment management                            -----------------
           philosophy.                                 -----------------

12/02 ISF AR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

In 2002 the Dodge & Cox International Stock Fund had a total return of -13.1%* compared to the -15.9% total return for Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Since its inception on May 1, 2001 the Fund's total annualized return is -12.1%* compared to -18.2% for the MSCI EAFE.

At the year-end, the Fund had total assets of $117 million and a cash position of nearly 4%. The share price of the Fund dropped from $18.42 at the end of 2001 to $15.81 on December 31, 2002. In addition, during the year, the Fund distributed income dividends of $0.13 per share and short-term capital gain of $0.06 per share.

A Look at 2002
The MSCI EAFE was down for the third year in a row in 2002 and cumulatively 44% since the market peak in March of 2000. Results in 2002 were marked by high volatility for the market and the Fund. Strong results for the Fund in the first five months of the year were followed by steep declines from the beginning of June through October 10th (with the portfolio down 33% and the MSCI EAFE down over 26% during this period). The Fund finished the year with strong absolute and relative returns in November and December. Throughout this volatility we remained steadfast in our approach: individual company research and a long-term investment horizon enabled us to persist with the Fund's investments through the down market. This persistence was rewarded in the fourth quarter, as many of the worst performers in the downturn became the best performers in the fourth quarter.

The primary reason the Fund declined less than the MSCI EAFE in 2002 was the Fund's lower weighting in technology stocks. The technology sector in the MSCI EAFE lost nearly 40% of its value in 2002, while the Fund's lone investment in this area, Oce N. V., gained over 15%. In the materials sector, which was a strong area of the market, the Fund benefited from good stock selection (e.g., Givaudan up 44% and Kemira up 20%) and a higher overall weighting in this sector than the MSCI EAFE. Selected holdings such as Fast Retailing (up 48%) and Nippon Telephone & Telegraph (up 13%) also helped results.

On a negative note, the Fund's investments in Latin America, as well as in Stolt Offshore (down 80%), Fiat (down 49%), Hagemeyer (down 63%) and Compagnie Generale de Geophysique (down 58%) hurt the Fund's return for the year. What is our process when the share price of a holding changes significantly? We revisit the company's future earnings and cash flow prospects in relation to the new valuation and ask ourselves whether we believe it is a good investment looking forward over the next three-to-five years. Importantly, we try not to be influenced by the stock's trailing price performance. We are convinced that focus on past price change does not help evaluate the potential for future returns.

During the year we added fourteen new companies to the portfolio, and sold nine. The Fund's weighting in the finance sector was increased with four new investments--Standard Chartered (a global bank headquartered in the United Kingdom), Kookmin Bank (the leading bank in Korea), Danske Bank (a full-service bank in Denmark) and Euler & Hermes (a credit insurer based in France). Meaningful additions were also made to the Fund's existing holdings in finance as valuations fell dramatically during the year. Characteristics of the Fund's finance investments include good organic growth prospects, low valuations and exposure to emerging markets. An example would be Kookmin Bank, Korea's leading retail and mortgage lender, with a sizeable stake in the nation's largest credit card issuer. Investors are concerned that the rapid growth of consumer credit in Korea could turn into credit problems in the future. Consequently, the valuation of the bank is quite low at approximately 1.3 times current book value and 8 times estimated earnings for 2003. We believe that the bank has adequately provisioned for potential loan problems, and has a balance sheet strong enough to withstand possible problems should they materialize.

We also repositioned other areas of the Fund throughout the year as market volatility created opportunities to purchase companies at more attractive valuations. For example, we increased the Fund's holdings in the consumer discretionary area following steep declines in share prices, as investors grew increasingly concerned about a downturn in consumer spending, especially on travel and leisure activities. We added four new investments--Fast Retailing (a specialty retailer in Japan), H.I.S. (a travel services provider in Japan), Six Continents (a hotel and pub operator based in the United Kingdom) and SKY Perfect Communications (a satellite television provider in Japan). In addition, we increased the Fund's position in News Corp. (a leading media company based in Australia). Similarly, as valuations fell in the third quarter on fears that Brazil would follow the path of Argentina to financial crisis, we made significant additions to the Fund's investments in companies located in Latin America. We also added to the Funds' position in Banco Santander, which is based in Spain but has significant assets in Latin America. Several investments were sold during the year--notably Novartis, Desc, Svenska Cellulosa, Pohang Iron and Steel--as price appreciation reflected a more optimistic outlook for those companies.

Looking Forward
Since equity markets are volatile, short-term forecasts have a high error rate. However, as political and economic uncertainty increases and valuations decline, we believe that attractive long-term investments can be found today. Market valuations seem reasonable when a few very large capitalization companies with premium valuations are excluded. For instance, the ten largest companies in the United Kingdom and the twenty largest companies

1 / Dodge & Cox International Stock Fund

--------------------------------------------------------------------------------

in the rest of Europe represent one-third of the MSCI EAFE. While these are undoubtedly good companies with solid strategic positions, most of them trade at valuations that we believe incorporate overly optimistic expectations for growth. While we have found only three investment opportunities among these large capitalization European companies (TotalFinaElf, Banco Santander and Unilever), we have found more compelling investment opportunities in other areas of the market, and as a result the Fund is structured much differently from the MSCI EAFE.

Dodge & Cox's Investment Team
Having the fortitude to persist in volatile markets requires an investment compass. The components of our "compass" include a fundamental research effort, a long-term investment horizon, a strong price discipline and a diversified portfolio. It also requires an experienced and stable team of investment professionals. The International Stock Fund is managed by our International Investment Policy Committee (IIPC), whose six members' average tenure at Dodge & Cox is 16 years. While the IIPC makes the final decision as to which stocks the Fund should own, the firm's 18 analysts are responsible for advocating investment ideas in their respective industries. The strength of Dodge & Cox is in the collective judgment of our investment professionals, who have worked together through many market environments, consistently applying our investment philosophy. Personnel turnover has been low which is largely attributable to Dodge & Cox being an independent firm, owned entirely by active employees. This stability means that we benefit from the knowledge base that our team continues to build over the years.

In Closing
Max Gutierrez, Jr. retired after over 17 years as an Independent Trustee of the Dodge & Cox Funds. We greatly appreciate his wise counsel and many years of hard work on behalf of the Funds, and we wish him well. We are pleased to welcome Thomas A. Larsen and William F. Ausfahl, who joined the Funds as new Independent Trustees in February 2002.

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                     /s/ John A. Gunn
------------------------               -----------------------
Harry R. Hagey, Chairman               John A. Gunn, President

January 31, 2003

Investment Performance
--------------------------------------------------------------------------------
Total return for periods ended December 31, 2002

                        [PERFORMANCE GRAPH APPEARS HERE]

                         Dodge & Cox
                        International
                          Stock Fund            MSCI EAFE
                          ----------            ---------
May-01                      $10,000              $10,000
Dec-01                      $ 9,291              $ 8,512
Dec-02                      $ 8,073              $ 7,136

- Dodge & Cox International Stock Fund                                    $8,073
- MSCI EAFE                                                               $7,136

                                                                        Since
                                                                      Inception
                                                              1 Year  (5/1/01)
-------------------------------------------------------------------------------
Dodge & Cox International Stock Fund*                         -13.11%  -12.05%
MSCI EAFE                                                     -15.94   -18.20
-------------------------------------------------------------------------------

  For updated performance figures see "Prices and Performance" at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

* Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world's stock markets, excluding the United States. The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Morgan Stanley(R), Morgan Stanley Capital International, and EAFE(R) are trademarks of Morgan Stanley.

                    Risks of International Investing: Foreign
                 investing, especially in developing countries,
                  has special risks such as currency and market
                volatility and political and social instability.
                     These and other risk considerations are
                       discussed in the Fund's prospectus.

                                       Dodge & Cox International Stock Fund / 2

Fund Information                                              December 31, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $15.81
Total Net Assets (millions)                                                 $117
30-Day SEC Yield/1/                                                        1.79%
2002 Expense Ratio/2/                                                      0.90%
2002 Turnover Ratio                                                          12%
Fund Inception Date                                                  May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members' average tenure at Dodge & Cox is 16 years.

Asset Allocation
--------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]

Stocks:                                                                    96.3%
Cash Equivalents:                                                           3.7%

                                                                            MSCI
Stock Characteristics                                               Fund    EAFE
--------------------------------------------------------------------------------
Number of Stocks                                                      52   1,000
Median Market Capitalization (billions)                               $6      $2
Weighted Average Market Cap. (billions)                              $13     $38
Price-to-Earnings Ratio/3/                                           12x     15x
Price-to-Book Value                                                 1.0x    1.6x

                                                                            MSCI
Region Diversification                                              Fund    EAFE
--------------------------------------------------------------------------------
Europe (excluding United Kingdom)                                   41.6%  43.8%
Japan                                                               20.5   21.2
United Kingdom                                                      13.5   27.7
Pacific (excluding Japan)                                           10.8    7.3
Latin America                                                        8.1    0.0
Canada                                                               1.8    0.0

Ten Largest Holdings
--------------------------------------------------------------------------------
News Corp. Ltd. Pref. (Australia)                                           3.5%
Banco Santander Central Hispano (Spain)                                     3.5
Akzo Nobel N.V. (Netherlands)                                               3.5
Fast Retailing (Japan)                                                      3.0
Oce N.V. (Netherlands)                                                      2.9
Matsushita Electric Industrial ADR (Japan)                                  2.8
Euler & Hermes (France)                                                     2.8
Norsk Hydro A.S.A. ADR (Norway)                                             2.7
Six Continents PLC (UK)                                                     2.7
Fiat SPA ADR (Italy)                                                        2.5

                                                                            MSCI
Sector Diversification                                              Fund    EAFE
--------------------------------------------------------------------------------
Consumer Discretionary                                              27.0%  13.1%
Financials                                                          17.9   24.0
Materials                                                           16.4    6.4
Industrials                                                         12.9    8.5
Energy                                                               9.5    9.7
Utilities                                                            3.7    5.0
Consumer Staples                                                     3.5    9.5
Information Technology                                               2.9    6.0
Telecommunication Services                                           2.5    7.4
Health Care                                                          0.0   10.4

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the expense ratio for the year ended December 31, 2002 would have been 1.03%.
/3/ Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments
                                                              December 31, 2002

 -------------------------------------------------------------------------
 COMMON STOCKS: 86.4%
 -------------------------------------------------------------------------
 SHARES                                                       MARKET VALUE
 CONSUMER DISCRETIONARY: 23.5%
 CONSUMER DURABLES & APPAREL: 8.8%
 346,000 Matsushita Electric Industrial Co., Ltd. ADR(b)
          (Japan)                                              $ 3,321,600
  59,500 Sony Corp. ADR(b) (Japan)                               2,457,945
 335,000 Makita Corp. (Japan)                                    2,425,901
 120,700 Electrolux A.B. (Sweden)                                1,908,932
   6,000 Fuji Photo Film Co., Ltd. (Japan)                         195,520
                                                               -----------
                                                                10,309,898
 AUTOMOBILES & COMPONENTS: 6.5%
 365,700 Fiat SPA ADR(b) (Italy)                                 2,907,315
 155,900 Honda Motor Co. Ltd. ADR(b) (Japan)                     2,815,554
 173,000 Suzuki Motor Corp. (Japan)                              1,879,168
                                                               -----------
                                                                 7,602,037
 HOTELS, RESTAURANTS & LEISURE: 4.0%
 392,600 Six Continents PLC (United Kingdom)                     3,172,086
 152,500 H.I.S. Co., Ltd. (Japan)                                1,553,764
                                                               -----------
                                                                 4,725,850
 RETAILING: 3.0%
  99,000 Fast Retailing Co., Ltd. (Japan)                        3,484,506
 MEDIA: 1.2%
   1,822 SKY Perfect Communications, Inc.(a) (Japan)             1,380,768
                                                               -----------
                                                                27,503,059
 MATERIALS: 16.4%
 CHEMICALS: 12.8%
 127,600 Akzo Nobel N.V. (Netherlands)                           4,045,199
 695,000 Imperial Chemical Industries PLC (United
          Kingdom)                                               2,572,786
 347,200 Kemira OYJ (Finland)                                    2,384,910
  49,900 BASF A.G. (Germany)                                     1,888,070
 155,000 Syngenta A.G. ADR(b) (Switzerland)                      1,785,600
  73,700 NOVA Chemicals Corp. (Canada)                           1,347,846
   2,100 Givaudan (Switzerland)                                    941,364
                                                               -----------
                                                                14,965,775
 METALS AND MINING: 3.6%
 380,078 BHP Billiton Ltd. (Australia)                           2,170,973
 104,400 Rio Tinto PLC (United Kingdom)                          2,083,594
                                                               -----------
                                                                 4,254,567
                                                               -----------
                                                                19,220,342
 FINANCIALS: 15.5%
 BANKS: 12.7%
 594,200 Banco Santander Central Hispano (Spain)                 4,075,318
 367,000 DBS Group Holdings Ltd. (Singapore)                     2,327,271
 133,900 Danske Bank (Denmark)                                   2,211,458
 436,000 Banco Latinoamericano de Exportaciones
          ADR/(a,b)/ (Panama)                                    1,983,800
  53,000 Kookmin Bank ADR(b) (Korea)                             1,873,550

 SHARES                                                       MARKET VALUE
   245,200 Mitsubishi Tokyo Financial Group, Inc.
            ADR(b) (Japan)                                    $  1,311,820
    90,000 Standard Chartered PLC (United Kingdom)               1,022,676
                                                              ------------
                                                                14,805,893
 DIVERSIFIED FINANCIALS: 2.8%
   141,230 Euler & Hermes (France)                               3,258,372
                                                              ------------
                                                                18,064,265
 INDUSTRIALS: 12.9%
 CAPITAL GOODS: 12.3%
    19,417 Sulzer A.G.(a) (Switzerland)                          2,639,285
   527,168 Alstom(a) (France)                                    2,625,994
   669,200 CNH Global N.V.(b) (Netherlands)                      2,542,960
 2,140,200 Kidde PLC (United Kingdom)                            2,437,091
 1,371,400 Rolls-Royce PLC (United Kingdom)                      2,361,777
   247,200 Hagemeyer N.V. (Netherlands)                          1,788,746
                                                              ------------
                                                                14,395,853
 TRANSPORTATION: 0.6%
   110,000 Stolt-Nielsen S.A. (Norway)                             712,195
                                                              ------------
                                                                15,108,048
 ENERGY: 7.4%
    72,400 Norsk Hydro A.S.A. ADR(b) (Norway)                    3,215,284
   107,876 Compagnie Generale de Geophysique(a)
            (France)                                             1,742,194
    12,000 TotalFinaElf (France)                                 1,712,736
   897,600 Stolt Offshore S.A. ADR(a, b) (Norway)                1,283,568
    23,500 Petro-Canada(b) (Canada)                                730,615
                                                              ------------
                                                                 8,684,397
 CONSUMER STAPLES: 3.5%
 FOOD, BEVERAGE AND TOBACCO: 3.5%
    26,700 Unilever N.V. ADR(b) (Netherlands)                    1,647,657
   237,000 Kikkoman Corp. (Japan)                                1,642,397
   799,000 Goodman Fielder Ltd. (Australia)                        800,354
                                                              ------------
                                                                 4,090,408
 INFORMATION TECHNOLOGY: 2.9%
 TECHNOLOGY HARDWARE & EQUIPMENT: 2.9%
   306,971 Oce N.V. (Netherlands)                                3,380,164
 TELECOMMUNICATION SERVICES: 2.5%
       405 Nippon Telegraph & Telephone Corp.
            (Japan)                                              1,469,813
    65,000 KT Corp. ADR(b) (Korea)                               1,400,750
                                                              ------------
                                                                 2,870,563
 UTILITIES: 1.8%
    90,700 Scottish Power PLC ADR(b) (United  Kingdom)           2,078,844
                                                              ------------
 Total Common Stocks (cost $116,692,723)                      $101,000,090
                                                              ------------

See accompanying Notes to Financial Statements

                                        Dodge & Cox International Stock Fund / 4

Portfolio of Investments                                       December 31, 2002

 -------------------------------------------------------------------------------
 PREFERRED STOCKS: 9.9%
 -------------------------------------------------------------------------------
 SHARES                                                             MARKET VALUE
 CONSUMER DISCRETIONARY: 3.5%
 MEDIA: 3.5%
    764,720 News Corp. Ltd. Preferred Limited Voting
             Ordinary Shares (Australia)                             $ 4,109,806

 FINANCIALS: 2.4%
 BANKS: 2.4%
    253,400 Uniao de Bancos Brasileiros Sponsored
             GDR(b) (Brazil)                                           2,774,730

 ENERGY: 2.1%
    183,700 Petroleo Brasileiro S.A. ADR(b) (Brazil)                   2,461,580
 UTILITIES: 1.9%
    342,000 Ultrapar Participacoes S.A. ADR(b) (Brazil)                2,301,660
                                                                     -----------
 Total Preferred Stocks (cost $13,756,703)                            11,647,776
                                                                     -----------

 SHORT-TERM INVESTMENTS: 3.9%
 -------------------------------------------------------------------------------
 PAR VALUE
 $  578,777 SSgA Prime Money Market Fund                                 578,777
  3,993,000 State Street Repurchase Agreement, 0.93%,
             1/2/03 (collateralized by U.S. Treasury
             securities, value $4,077,910)                             3,993,000
                                                                     -----------
 Total Short-Term Investments (cost $4,571,777)                        4,571,777
                                                                     -----------


TOTAL INVESTMENTS (cost $135,021,203)              100.2%     117,219,643
OTHER ASSETS LESS LIABILITIES                       (0.2)        (280,547)
                                                   -----     ------------
TOTAL NET ASSETS                                   100.0%    $116,939,096
                                                   -----     ------------

(a)  Non-income producing
(b)  Securities denominated in U.S. Dollars

                                  See accompanying Notes to Financial Statements

5 / Dodge & Cox International Stock Fund

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                               December 31, 2002
Assets:
Investments, at market value (identified cost $135,021,203)         $117,219,643
Receivable for Fund shares sold                                          316,773
Dividends and interest receivable                                        322,466
Prepaid expenses                                                             858
                                                                    ------------
                                                                     117,859,740
                                                                    ------------
Liabilities:
Payable for investments purchased                                        493,068
Payable for Fund shares redeemed                                          51,417
Management fees payable                                                  278,997
Accounts payable                                                          97,162
                                                                    ------------
                                                                         920,644
                                                                    ------------
Net Assets                                                          $116,939,096
                                                                    ------------
Net Assets Consist of:
Paid in capital                                                     $136,133,880
Accumulated undistributed net investment income                            9,219
Accumulated undistributed net realized loss on investments and
 foreign currency transactions                                        (1,402,443)
Net unrealized depreciation on investments                           (17,801,560)
                                                                    ------------
                                                                    $116,939,096
                                                                    ------------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                                    7,398,226
Net asset value per share                                           $      15.81

Statement of Operations
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 2002
Investment Income:
Dividends (net of foreign taxes of $193,432)                      $    1,665,361
Interest                                                                  88,237
                                                                  --------------
                                                                       1,753,598
                                                                  --------------
Expenses:
Management fees (Note 2)                                                 479,220
Custodian and fund accounting fees                                        66,502
Transfer agent fees                                                       92,734
Professional fees                                                         48,357
Shareholder reports                                                       46,282
Registration fees                                                         63,664
Trustees' fees (Note 2)                                                   26,277
Miscellaneous                                                                694
                                                                  --------------
Total expenses                                                           823,730
                                                                  --------------
Expenses reimbursed by investment manager (Note 2)                      (104,900)
                                                                  --------------
Net expenses                                                             718,830
                                                                  --------------
Net Investment Income                                                  1,034,768
                                                                  --------------
Realized and Unrealized Loss on Investments:
  Net realized loss from:
    Investments                                                       (1,017,747)
    Foreign currency transactions                                        (51,348)
  Net unrealized depreciation on investments and
   foreign currency                                                  (16,951,890)
                                                                  --------------
    Net realized and unrealized loss on investments
     and foreign currency                                            (18,020,985)
                                                                  --------------
Net Decrease in Net Assets from Operations                        $  (16,986,217)
                                                                  --------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Period May 1, 2001
                                                  Year Ended             through
                                            December 31, 2002  December 31, 2001
Operations:
Net investment income                           $  1,034,768         $   157,957
Net realized gain (loss)                          (1,069,095)             73,525
Net unrealized depreciation                      (16,951,890)           (619,811)
                                                ------------         -----------
Net decrease in net assets from operations       (16,986,217)           (388,329)
                                                ------------         -----------

Distributions to Shareholders From:
Net investment income                             (1,025,549)           (157,957)
Net realized gain                                   (376,593)            (30,280)
                                                ------------         -----------
Total distributions                               (1,402,142)           (188,237)
                                                ------------         -----------

Beneficial Share Transactions:
Amounts received from sale of shares             174,721,935          28,787,213
Net asset value of shares issued in
 reinvestment of distributions                     1,238,324             183,194
Amounts paid for shares redeemed                 (65,837,104)         (7,102,185)
                                                ------------         -----------
Net increase from beneficial share
 transactions                                    110,123,155          21,868,222
                                                ------------         -----------
Total increase in net assets                      91,734,796          21,291,656

Net Assets:
Beginning of period (Note 1)                      25,204,300           3,912,644
                                                ------------         -----------
End of period (including undistributed
 net investment income of $9,219 and $0,
 respectively)                                  $116,939,096         $25,204,300
                                                ------------         -----------

Shares sold                                        9,847,266           1,571,053
Shares issued in reinvestment of
 distributions                                        79,075              10,043
Shares redeemed                                   (3,896,407)           (408,436)
                                                ------------         -----------
Net increase in shares outstanding                 6,029,934           1,172,660
                                                ------------         -----------

See accompanying Notes to Financial Statements

                                        Dodge & Cox International Stock Fund / 6

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1

Dodge & Cox International Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's predecessor, Dodge & Cox International Equity Fund, L.L.C. (the "LLC"), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced operations on May 1, 2001.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: listed portfolio securities are valued at the last reported sales price on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask price; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; foreign securities are converted to U.S. dollars using prevailing exchange rates; short-term securities are valued at amortized cost which approximates current value. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis; certain dividends from foreign securities may be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value computation on the ex-dividend date. (f) Foreign currency translation: investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end; purchases and sales of securities and income receipts are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities. (g) The Fund may enter into forward foreign currency exchange contracts in order to reduce the exposure to changes in foreign currency exchange rates on the foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. (h) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (i) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund's Prospectus.

7 / Dodge & Cox International Stock Fund

--------------------------------------------------------------------------------
Note 2

Under a written agreement, the Fund pays an annual management fee of 6/10 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of expenses to average net assets at 9/10 of 1%. The agreement is renewable annually thereafter and is subject to 30 days written notice for termination by either party. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees. At December 31, 2002, 12% of the Fund's outstanding shares were beneficially owned by employees of Dodge & Cox who are officers or trustees of the Trust. At December 31, 2002, 1% of the Fund's outstanding shares were beneficially owned by employees of Dodge & Cox who are not officers or trustees of the Trust.

Note 3

The federal tax character of distributions paid in 2002 include $1,402,142 of ordinary income ($0.19 per share) and no long term capital gain. At December 31, 2002, the tax basis components of accumulated undistributed income and net realized gain include $9,219 of ordinary income and no long term capital gain. As permitted by federal tax law, the Fund elected to defer realized net capital losses of $1,402,443 occurring between November 1, 2002 and December 31, 2002, and to treat those losses as arising in the fiscal year ending December 31, 2003. For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated 117,759,644 and 9,045,095, respectively. At December 31, 2002, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $17,801,560, of which $4,206,827 represented appreciated securities and $22,008,387 represented depreciated securities.

                                       Dodge & Cox International Stock Fund / 8

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share                 Year Ended    May 1, 2001 through
outstanding throughout the period)             December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 18.42                 $20.00

Income from investment operations:
 Net investment income                                      0.13                   0.14
 Net realized and unrealized loss                          (2.55)                 (1.56)
                                                         ------------------------------
 Total from investment operations                          (2.42)                 (1.42)
                                                         ------------------------------
Distributions to shareholders from:
 Net investment income                                     (0.13)                 (0.14)
 Net realized gain                                         (0.06)                 (0.02)
                                                         ------------------------------
 Total distributions                                       (0.19)                 (0.16)
                                                         ------------------------------
Net asset value, end of period                           $ 15.81                 $18.42
                                                         ------------------------------

Total return                                              (13.11)%                (7.09)%
Ratios/supplemental data:
 Net assets, end of period (millions)                    $   117                 $   25
 Ratio of expenses to average net assets                    0.90%                  0.90%*
 Ratio of expenses to average net assets,
  excluding reimbursement by investment
  manager                                                   1.03%                  2.47%*
 Ratio of net investment income to
  average net assets                                        1.30%                  1.74%*
 Portfolio turnover rate                                      12%                    23%

--------------------------------------------------------------------------------
* Annualized

9 / Dodge & Cox International Stock Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox International Stock Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2003

Special 2002 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2002, the Fund has elected to pass through to shareholders foreign source income of $1,858,793 and foreign taxes paid of $193,432.

                                      Dodge & Cox International Stock Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------

                               Position with Trust       Principal Occupation            Other Directorships
Name (Age) and Address*        (Time Served)             During Past 5 Years             Held by Trustees
-----------------------------------------------------------------------------------------------------------------
Interested Trustees & Officers
-----------------------------------------------------------------------------------------------------------------
Harry R. Hagey (61)            Chairman and Trustee      Chairman, Chief Executive             --
                               (Trustee since 1975)      Officer and Director of
                                                         Dodge & Cox, Portfolio
                                                         Manager, and member of
                                                         Investment Policy
                                                         Committee
-----------------------------------------------------------------------------------------------------------------
John A. Gunn (59)              President and Trustee     President, Chief                      --
                               (Trustee since 1985)      Investment Officer and
                                                         Director of Dodge & Cox,
                                                         Portfolio Manager, and
                                                         member of Investment
                                                         Policy Committee, Fixed
                                                         Income Strategy Committee,
                                                         and International
                                                         Investment Policy
                                                         Committee
-----------------------------------------------------------------------------------------------------------------
Dana M. Emery (41)             Vice President and        Senior Vice President                 --
                               Trustee                   (since 1998) and Director
                               (Trustee since 1993)      of Dodge & Cox, Manager--
                                                         Fixed Income, and member
                                                         of Investment Policy
                                                         Committee and Fixed
                                                         Income Strategy Committee
-----------------------------------------------------------------------------------------------------------------
A. Horton Shapiro (63)         Executive Vice President  Senior Vice President and             --
                               (Officer since 1985)      Director of Dodge & Cox,
                                                         Portfolio Manager, and
                                                         member of Investment
                                                         Policy Committee and
                                                         Fixed Income Strategy
                                                         Committee
-----------------------------------------------------------------------------------------------------------------
Katherine Herrick Drake (48)   Vice President            Vice President of Dodge &             --
                               (Officer since 1993)      Cox, Portfolio Manager,
                                                         and member of Investment
                                                         Policy Committee
-----------------------------------------------------------------------------------------------------------------
Kenneth E. Olivier (50)        Vice President            Executive Vice President              --
                               (Officer since 1992)      (since 2002) and Director
                                                         of Dodge & Cox, Portfolio
                                                         Manager, and member of
                                                         Investment Policy
                                                         Committee
-----------------------------------------------------------------------------------------------------------------
John M. Loll (36)              Treasurer and Assistant   Vice President and                    --
                               Secretary                 Treasurer (since 2000) of
                               (Officer since 2000)      Dodge &  Cox; prior to
                                                         2000, Fund Administration
                                                         and Accounting Manager,
                                                         Dodge & Cox
-----------------------------------------------------------------------------------------------------------------
Thomas M. Mistele (49)         Secretary and Assistant   Vice President (since                 --
                               Treasurer                 1998), Secretary and
                               (Officer since 2000)      General Counsel of
                                                         Dodge & Cox
-----------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------
William F. Ausfahl (62)        Trustee (Since: 2002)     CFO, The Clorox Co.                   --
                                                         (1982-1997); Director,
                                                         The Clorox Co. (1984-1997)
-----------------------------------------------------------------------------------------------------------------
L. Dale Crandall (61)          Trustee (Since: 1999)     President, Kaiser            Director, Union BanCal
                                                         Foundation Health Plan,      Corporation (bank
                                                         Inc. and Kaiser Foundation   holding company) and
                                                         Hospitals (2000-2002);       Union Bank of California
                                                         Executive Vice President--   (commercial bank)
                                                         Finance and Administration   (2001-Present); Director,
                                                         & CFO, Kaiser Foundation     Covad Communications
                                                         Health Plan, Inc. and        Group broadband
                                                         Kaiser Foundation            (communications services)
                                                         Hospitals (1998-2000);       (2002-Present); Director,
                                                         Executive Vice President     Ansell Limited
                                                         & CFO, APL Limited           (multinational
                                                         (shipping) (1995-1998)       manufacturing, wholesaling
                                                                                      and retailing)
                                                                                      (2002-Present)
-----------------------------------------------------------------------------------------------------------------
Thomas A. Larsen (53)          Trustee (Since: 2002)     Director in Howard, Rice,             --
                                                         Nemerovski, Canady, Falk
                                                         & Rabkin (law firm)
-----------------------------------------------------------------------------------------------------------------
Will C. Wood (63)              Trustee (Since: 1992)     Principal, Kentwood          Director, Banco
                                                         Associates, Financial        Latinoamericano de
                                                         Advisers                     Exportaciones S.A.
                                                                                      (Latin American Foreign
                                                                                      Trade Bank) (1999-
                                                                                      Present); Director, Dover
                                                                                      Investment Corp. (real
                                                                                      estate development)
                                                                                      (1992-Present)
-----------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.